Exhibit 10.33

[Note: Certain information has been excluded from this Exhibit because it is both (i) not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed]

PURCHASE AND SALE AND ESCROW AGREEMENT

SELLER:

VESTAR CTC CHANDLER, L.L.C.,
an Arizona limited liability company

and

VESTAR CTC CHANDLER PHASE 2, L.L.C.,

an Arizona limited liability company

PURCHASER:

CONSOLIDATED-TOMOKA LAND CO.,
a Florida corporation

PROPERTY:

CROSSROADS TOWNE CENTER - CHANDLER
SWC LOOP 202 & GILBERT ROAD
CHANDLER, ARIZONA

December 23, 2019

Term Sheet

Purchaser:CONSOLIDATED-TOMOKA LAND CO.,
a Florida corporation

Notice Address:Consolidated-Tomoka Land Co.
1140 N. Williamson Boulevard, Suite 140
Daytona Beach, FL 32114
[information removed]

With a copy to:Consolidated-Tomoka Land Co.
1140 N. Williamson Boulevard, Suite 140
Daytona Beach, FL 32114
[information removed]

With a copy to:[information removed]

Seller:VESTAR CTC CHANDLER, L.L.C.,
an Arizona limited liability company

and

VESTAR CTC CHANDLER PHASE 2, L.L.C.,

an Arizona limited liability company

Notice Address:[information removed]

With a copy to:[information removed]

Escrow Agent:First American Title Insurance Company

[information removed]

Property:Crossroads Towne Center - Chandler
SWC Loop 202 & Gilbert  Road
Chandler, Arizona

Purchase Price:$61,800,000

Initial Deposit:$500,000

Additional Deposit:$1,000,000

Approval Date:December 26, 2019

Closing Date:January 27, 2020

i

PURCHASE AND SALE AND ESCROW AGREEMENT

THIS PURCHASE AND SALE AND ESCROW AGREEMENT (this “Agreement”) dated as of the 23rd day of December, 2019 (the “Effective Date”), is made by and between VESTAR CTC CHANDLER, L.L.C., an Arizona limited liability company (“Seller I”) and VESTAR CTC CHANDLER PHASE 2, L.L.C., an Arizona limited liability company (“Seller II” and individually and collectively with Seller I as the context may require, “Seller”), and CONSOLIDATED-TOMOKA LAND CO., a Florida corporation (“Purchaser”).

R E C I T A L S:

Seller desires to sell certain improved real property commonly known as Crossroads Towne Center – Chandler located at SWC Loop 202 & Gilbert Road, Chandler, Arizona, along with certain related personal and intangible property, and Purchaser desires to purchase such real, personal and intangible property.

Seller I shall be deemed to be the Seller of the Seller I Property (as hereinafter defined) and Seller II shall be deemed to be the Seller of the Seller II Property (as hereinafter defined), and the parties shall cooperate and prepare separate closing documents for the respective transfers pursuant to this Agreement.

A G R E E M E N T S:

NOW, THEREFORE, in consideration of the foregoing, of the covenants, promises and undertakings set forth herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser hereby agree as follows:

1.The Property.

1.1Description.  Subject to the terms and conditions set forth in this Agreement, and for the consideration herein set forth, Seller agrees to sell and transfer, and Purchaser agrees to purchase and acquire, all of Seller’s right, title, and interest in and to the following (as it relates to the Seller I Land (as hereinafter defined), the “Seller I Property” and as it relates to the Seller II Land (as hereinafter defined) the “Seller II Property”, and individually and collectively with the Seller I Property as the context may require, the “Property”):

1.1.1Certain real property located in Chandler, Maricopa County, Arizona, and more specifically described in Exhibit 1.1.1.A attached hereto as to Seller I (the “Seller I Land”) and more specifically described on Exhibit 1.1.1.B attached hereto as to Seller II (the “Seller II Land”, and individually and collectively with the Seller I Land as the context may require, the “Land”);

1.1.2All improvements located on the Land, including all buildings (collectively, the “Building”), and all other structures, parking areas, systems, fixtures, and utilities associated with, and utilized by Seller in the ownership and operation of the Building (all such improvements, together with the Building, being referred to herein collectively as the “Improvements”);

1.1.3All furniture, artwork, personal property, machinery, appliances, tools, building materials, hardware, carpeting, apparatus, and equipment currently used in the operation, repair and maintenance of the Land and Improvements and situated thereon (collectively, the “Personal Property”), generally described on Exhibit 1.1.3 attached hereto, but expressly excluding all furniture, artwork, personal property, equipment, fixtures, appliances, machinery, tools, building materials, apparatus and all other personal property owned by tenants of the Building, public or private utilities or contractors working at the Property, except, in each of the foregoing cases, to the extent of any reversionary or other interest of Seller therein and except the property described on Exhibit 1.1.3 that is identified as “Excluded Property”.  The Personal Property to be conveyed is subject to depletions, replacements and additions in the ordinary course of business and contractual and legal transfer and use restrictions;

1.1.4All rights, easements, hereditaments, interests, and appurtenances belonging to or inuring to the benefit of Seller and pertaining to the Land including without limitation water and mineral rights, if any;

1.1.5Any street or road abutting the Land to the center lines thereof;

1.1.6The leases and occupancy agreements, as amended, prior to the date hereof, including those in effect on the Effective Date, which as to Seller I are identified on the Schedule of Leases attached hereto as Exhibit 1.1.6.A and which as to Seller II are identified on the Schedule of Leases attached hereto as Exhibit 1.1.6.B, and any new leases entered into pursuant to Section 4.4, which as of the Closing Date (as hereinafter defined) affect all or any portion of the Land or Improvements (collectively, the “Leases”), and any security and other deposits and prepaid rent required to be reimbursed by Seller under the Leases as of the Closing (as hereinafter defined) with respect to any such Leases;

1.1.7Subject to Section 3.3, all assignable contracts and agreements (collectively, the “Contracts”) relating to the operation, repair or maintenance of the Land, Improvements or Personal Property the terms of which extend beyond midnight of the day preceding the Date of Closing (as hereinafter defined);

1.1.8To the extent assignable without the consent of third parties, and/or the payment of compensation, and except for trademarks, trade names, and domain names for Crossroads Towne Center (for which Purchaser will be given a non-exclusive and irrevocable right to use), all permits, approvals, entitlements and other intangible property owned by Seller, if any, and used solely in connection with the Property, including, without limitation, all of Seller’s right, title and interest in any and all transferable, unexpired warranties and guaranties

(collectively, the “Intangible Personal Property”) it being expressly understood and agreed that in connection with the assignment of any transferable warranties and guaranties, Seller shall cooperate with Purchaser in facilitating such an assignment at and/or after the Closing, but shall not be obligated to pay any fee or compensation or incur any obligation or liability in connection with such an assignment, and completion prior to Closing of such assignment shall not be a condition to Closing; and

1.1.9All transferable consents, authorizations, variances or waivers, licenses, permits, and approvals from any governmental or quasi-governmental agency, department, board, commission, bureau or other entity or instrumentality held by the Seller in respect of the Land or Improvements (collectively, the “Approvals”).

1.2Purchase Price.  The total purchase price to be paid for the Property (“Purchase Price”) is SIXTY-ONE MILLION EIGHT HUNDRED THOUSAND DOLLARS ($61,800,000) U.S. The Purchase Price is allocated to the Seller I Property and the Seller II Property as follows: Seller I Property, $40,375,000; and Seller II Property, $21,425,000.

1.3Payment.  Payment of the Purchase Price is to be made in cash as follows:

1.3.1(a)By 5:00 p.m. (Arizona Time) on the day that is two (2) business days following the Effective Date, Purchaser shall deliver an earnest money deposit of FIVE HUNDRED THOUSAND DOLLARS ($500,000) (the “Initial Deposit”) to Escrow Agent (as defined below).

(b)If Purchaser provides a Continuation Notice (as defined below) prior to the expiration of the Due Diligence Period, then before 5:00 p.m. Arizona Time on the day which is two (2) business days following the expiration of the Due Diligence Period, Purchaser shall make an additional deposit of ONE MILLION DOLLARS ($1,000,000) (the “Additional Deposit”) (collectively, the Initial Deposit and the Additional Deposit are referred to herein as the “Deposit”). The Deposit, as installments of same are paid, will be placed and held in escrow by First American Title Insurance Company at 2425 East Camelback Road, Suite 300, Phoenix, Arizona 85016 (“Title Company”  and  “Escrow Agent”) in a fully FDIC-insured account or accounts at a mutually acceptable banking institution located in the State of Arizona, and such account shall have no penalty for withdrawal.  Except as otherwise provided in this Agreement, the Deposit shall be applied to the Purchase Price at Closing.  The Deposit shall be paid by wire transfer of immediately available federal funds.  The failure by Purchaser to deposit with Escrow Agent any portion of the Deposit within the time-frame for doing so shall at the option of Seller exercised by written notice to Purchaser and without right of cure by Purchaser result in the immediate, automatic cancellation and termination of this Agreement.  By its execution hereof, Title Company acknowledges the receipt of the Deposit and its agreement to hold and apply the Deposit in accordance with this Agreement.

Half of each of the Initial Deposit and the Additional Deposit shall be deemed allocated to each of the Seller I Property and the Seller II Property.

(c)Neither Purchaser nor Seller shall incur any liability to the other in connection with the selection of the Title Company or the surveyor, if any, retained in connection with the transaction contemplated by this Agreement or in connection with the loss by Title Company of the Deposit or any other amounts deposited by either party into escrow.

1.3.2At Closing, the Purchaser shall pay Seller the Purchase Price, inclusive of the Deposit and subject to adjustments and pro rations as expressly provided herein, to a bank account designated by Seller via wire transfer or other form of immediately available funds.

1.3.3Purchaser’s obligation to purchase the Property is not contingent upon Purchaser’s ability to obtain financing for the purchase of the Property.

1.4Independent Consideration.  Contemporaneously with the execution and delivery of this Agreement and delivery of the Initial Deposit, Escrow Agent shall pay to the Seller as further consideration for this Agreement, the amount of ONE HUNDRED DOLLARS ($100) (“Independent Consideration”) of the Initial Deposit as independent consideration provided for hereunder, which Independent Consideration is fully earned by Seller and is not refundable under any circumstances.

1.5Closing.  Payment of the Purchase Price and closing hereunder (the “Closing”) will take place pursuant to a mail away escrow closing on or before the Closing Date, at the offices of the Title Company at 11:00 a.m. Arizona time or at such other time and place as may be agreed upon in writing by Seller and Purchaser (the aforesaid date, or such other date as may be agreed upon by the parties, being referred to in this Agreement as the “Closing Date” or the “Date of Closing”).  The parties agree that Closing can occur by delivery of the closing documents and the Purchase Price to the Title Company pursuant to written instruction letters and that the parties do not have to physically attend the Closing.  The Closing Date is of extreme importance to Seller as the Purchase Price is needed by Seller on the Closing Date in order to satisfy certain obligations of Seller, and Purchaser’s covenant to close the transaction contemplated by (and subject to the terms of) this Agreement on the Closing Date constitutes a material inducement to the entry by Seller into this Agreement.

1.6Agreement to Convey.  Seller shall convey, and Purchaser shall accept, title to the Land and Improvements by the Deed (defined below) and title to the Personal Property shall be transferred, by bill of sale, without warranty as to the title or the condition of such personalty, except as set expressly forth in this Agreement.  Purchaser acknowledges that Seller makes no representation or warranty whatsoever with respect to the Personal Property and/or the Intangible Personal Property and, in this regard, Seller hereby disclaims any and all express or implied warranties, including any warranty of merchantability, fitness for any particular purpose, suitability, title, design or condition, quality or capacity, or compliance with law as to both the Personal Property and the Intangible Personal Property.

2.“As Is” Purchase.

2.1No Reliance by Purchaser.

(a)As a material inducement for Seller entering into this Agreement, Purchaser expressly acknowledges and agrees that the Property is being sold, and Purchaser is acquiring the Property, in its present condition and state of repair.  Purchaser shall accept the Property in an “AS IS” “WHERE IS” condition and “WITH ALL FAULTS” as of the Effective Date and as of the Closing, except as otherwise expressly set forth in this Agreement.

(b)Purchaser understands and expressly acknowledges that unknown liabilities, conditions and defects may exist with respect to the Property, that Purchaser explicitly took that possibility into account in determining and agreeing to the Purchase Price, and that a portion of such consideration, having been bargained for between the parties with the knowledge of the possibility of liabilities, shall be given in exchange for a full accord and satisfaction and discharge of Seller of all such liabilities, except as expressly set forth in this Agreement or in the closing documents required to be executed at Closing by Seller under this Agreement and delivered to Purchaser (the “Closing Documents”).

(c)Purchaser shall not rely on any warranties, promises, understandings or representations, express or implied, of Seller, any Seller Party (as defined below) or any agent, contractor or employee of Seller or a Seller Party relating to the Property, the physical condition, development potential, operation, or income generated by the Property or any other matter or things affected by or related to the Property, except as may be expressly contained in this Agreement or the closing documents identified herein, and no such representation or warranty shall be implied with respect to the Property.  Without limiting the generality of the foregoing disclaimer of representations and warranties, except as may be expressly contained in this Agreement or the closing documents identified herein, Seller specifically disclaims any warranties or representations of any kind or character, express or implied, with respect to (i) matters of title, (ii) environmental matters relating to the Property or any portion thereof, including, without limitation, the presence of Hazardous Materials, including asbestos, or any mold or harmful or toxic materials in, on, under or in the vicinity of the Property, (iii) geological conditions, including, without limitation, subsidence, subsurface conditions, water table, underground water reservoirs, limitations regarding the withdrawal of water, and geologic faults and the resulting damage of past and/or future faulting, (iv) whether, and the extent to which the Property or any portion thereof is affected by any stream (surface or underground), body of water, wetlands, flood prone area, flood plain, floodway or special flood hazard, (v) drainage, (vi) soil conditions, including the existence of instability, past soil repairs, soil additions or conditions of soil fill, or susceptibility to landslides, or the sufficiency of any undershoring, (vii) the presence of endangered species or any environmentally sensitive or protected areas, (viii) zoning or building entitlements to which the Property or any portion thereof may be subject, (ix) the availability of any utilities to the Property or any portion thereof including, without limitation, water, sewage, gas and electric, (x) usages of adjoining Property, (xi) access to the Property or any portion thereof, (xii) the  Property’s compliance with any site plans or other plans and specifications, or the size, location, age, use, design, quality, description, suitability, structural integrity or soundness, state of repair, water-tightness, operation, habitability, quality of construction or physical condition of the Property or any portion thereof including, without limitation, the plumbing, sewer, heating, ventilating, air conditioning and electrical systems, roofing, windows, balconies, walls, floors and foundations, (xiii) the value, title or financial condition of the Property, or any income, expenses, charges, liens, encumbrances, rights or claims on or affecting or pertaining to the Property or any part thereof, (xiv) the condition or use of the Property or compliance of the Property with any or all past, present or future federal, state or local ordinances, rules, regulations or laws, building, fire, parking or zoning ordinances, codes or other similar laws, including without limitation the Americans with Disabilities Act, (xv) the existence or nonexistence of underground storage tanks, surface impoundments, or landfills, (xvi) the merchantability of the Property or fitness of the Property for any particular purpose, (xvii) the truth, accuracy or completeness of the Property Documents (except for the representations expressly stated in Section 5.1), (xviii) tax consequences, or (xix) any other matter or thing with respect to the Property.  A “Seller Party” is defined as the member of Seller, the property management company, UBS Realty Investors LLC (“UBS Realty”) (Seller’s advisor), and their respective officers, members, partner(s), employees, and agents.

“Property Documents” shall mean, collectively, (a) the Leases, (b) the Contracts, and (c) any other documents or instruments which constitute, evidence or create any portion of the Property, including, without limitation, the following, to the extent that the same exist and are in the Seller’s possession: licenses, permits and approvals; copies of correspondence with tenants; materials and booklets, if any, used in connection with the marketing of the Property for lease; and the “as-built” plans and specifications and all other available drawings, plans and specifications which relate or pertain to the Property.

2.1.1Purchaser may, prior to the expiration of the Due Diligence Period, fully inspect and investigate the Property and matters relevant to the Property and may make all inquiries, inspections, tests, audits, studies and analyses that it deems necessary or desirable in connection with the Property (subject to the provisions of Section 3.1 of this Agreement) and approve or disapprove in its sole discretion the results of its investigations and inspections (including engineering, structural or other tests with respect to the condition of the Property).  Except as otherwise expressly set forth in this Agreement, Purchaser shall rely solely upon the results of Purchaser’s own inspections and judgment and other information obtained or otherwise available to Purchaser, rather than any information of Seller, when determining whether to purchase the Property.  Seller is under no duty to make affirmative disclosures or inquiry regarding any matter which may or may not be known to Seller or any Seller Party, except as expressly set forth in this Agreement and in the Closing Documents, and Purchaser, for itself and for its successors and assigns, hereby specifically waives and releases Seller and each Seller Party from any such duty that otherwise might exist, except as expressly set forth in this Agreement and in the Closing Documents.

2.1.2Purchaser hereby waives and releases Seller, and each Seller Party, from any and all present or future claims, demands, causes of actions, losses, damages, including, without limitation, exemplary, punitive, indirect or consequential, special or other damages, liabilities, costs and expenses (including attorney’s fees whether suit is initiated or not) whether known or unknown, liquidated or contingent (hereinafter collectively called the “Claims”) arising from or relating to Property, including, without limitation, any of the matters set forth in this Section 2, as well as (i) any defects, errors or omissions in the design, construction, repair, or maintenance of the Property, or (ii) any environmental and other physical conditions affecting the Property whether the same are a result of negligence or otherwise, except, subject to the limitations set forth in this Agreement, for any Claims resulting from any breach of any representation or warranty or covenant made by Seller under this Agreement or the Closing Documents.  The release set forth in this Section specifically includes, without limitation, any Claims arising in connection with the presence or alleged presence of asbestos or harmful or toxic substances in, on, under or about the Property including, without limitation, any claims under or on account of (i) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as the same may have been amended or may be amended from time to time and similar state statutes and any regulations promulgated thereunder; (ii) any other federal, state or local law, ordinance, rule or regulation, now or hereafter in effect, that deals with or otherwise in any manner relates to, environmental matters of any kind; or (iii) this Agreement or the common law, except, subject to the limitations set forth in this Agreement, for any Claims resulting from any breach of any representation or warranty or covenant made by Seller under this Agreement or the Closing Documents.  The release set forth in this Section specifically includes, without limitation, any claims under the Americans with Disabilities Act of 1990 or similar state or local laws, as any of those laws may be amended from time to time and any regulations, orders, rules of procedure or guidelines promulgated in connection with such laws, regardless of whether they were in existence on the Effective Date.  Purchaser acknowledges that Purchaser has been represented by independent legal counsel of Purchaser’s selection and Purchaser is granting this release of its own volition and after consultation with Purchaser’s counsel.  The waiver and release of claims by Purchaser in this Section does not obligate Purchaser to indemnify Seller or any Seller Party against any such claims brought by third parties.

2.2Merger and Survival.  All understandings and agreements heretofore made between the parties or their respective agents or representatives are merged in this

Agreement and the Exhibits hereto annexed, which alone fully and completely express their agreement, and this Agreement has been entered into after full investigation, or with the Purchaser satisfied with the opportunity afforded for investigation, neither party relying upon any statement or representation by the other unless such statement or representation is specifically embodied in this Agreement or the Exhibits annexed hereto.  All the terms and provisions of Sections 2.1 and 2.2 shall survive Closing or any termination of this Agreement.

2.3Due Diligence.

(a)Purchaser shall have until the Closing Date, or the date of any earlier termination of this Agreement, to conduct due diligence investigations with respect to the Property.  Seller shall make available to Purchaser and its employees, representatives, counsel and consultants access to the Property during normal business hours and to documents, materials, reports, books, records and files relating to the Property (except for the Excluded Items, as defined below) in Seller’s possession.

Notwithstanding anything to the contrary contained in this Agreement, Seller shall have no obligation to make available to Purchaser any of the following items (the “Excluded Items”):  (i) Seller’s financial analyses or projections, Investment Committee information, including Seller’s pre-acquisition due diligence materials, acquisition files on the Property and the book value of the Property; (ii) material which is subject to attorney-client privilege or which is attorney work product; (iii) other than operating statements for the Property, market valuations, appraisals, insurance policies, any engineering, or inspection reports or proposals or bids for repairs to the Property or any portion thereof or any current operating budgets for the Property; (iv) financials of Seller or any affiliate of Seller; (v) material which Seller is legally required not to disclose; or (vi) any of Seller’s entity-related instruments, files or correspondence, including tax returns.  Seller shall also allow Purchaser and Purchaser’s representatives to make copies at the property management office for the Property of such items as Purchaser reasonably requests (except for the Excluded Items), at Purchaser’s sole cost and expense.

(b)Prior to the Closing Date, and subject to Section 3.1 below, Purchaser may make an on-site inspection of the Property and otherwise investigate the Property to Purchaser’s complete satisfaction.

(c)“Due Diligence Period” means the period commencing on the Effective Date and ending at 5:00 p.m. Arizona time on the Approval Date.

(d)Purchaser shall not contact any governmental authority having jurisdiction over the Property without Seller’s prior written consent except (i) to contact the local fire marshal for the sole purpose of ascertaining whether or not there are any open violations at the Property, but in no event will the Purchaser request or schedule any inspections of any portion of the Property by the fire marshal or any other governmental authority, (ii) to request zoning and tax assessment confirmation, and/or (iii) to determine whether any obligations to be performed or fees to be paid by the owner of the Property remain outstanding under any development or similar improvement agreement with the City of Chandler, Arizona.  Purchaser shall observe all appropriate safety precautions in conducting any inspection(s) of the Property.

3.Inspections and Approvals.

3.1Inspections.

3.1.1Subject to the rights of tenants and other occupants at the Property, upon providing Seller at least one (1) business day’s prior written notice (which notice may be by e-mail to Tim Ray at tray@vestar.com or other Vestar party or attorney and Seller may respond to any such notice by e-mail from Tim Ray or other Vestar party or attorney), Seller shall allow Purchaser or Purchaser’s agents or representatives reasonable access to the Property (during normal business hours) for purposes of non-intrusive physical or environmental inspection of the Property and review of the Leases, expenses and other matters, provided that in no event shall Purchaser or its agents be permitted to conduct any physically intrusive testing without Seller’s prior written consent, which may be given or withheld in Seller’s sole and absolute discretion.  Seller may elect, in its discretion, to accompany Purchaser and its agents during any such inspection and testing, provided that Seller shall endeavor not to unreasonably delay Purchaser’s inspections at the Property. If this Agreement terminates for any reason other than a default by Seller, Purchaser shall, upon written request from Seller, deliver to Seller copies of any physical or environmental reports commissioned by Purchaser with respect to the Property; provided, however, that (i) Seller reimburses Purchaser for Purchaser’s actual out-of-pocket cost to obtain the report(s) requested by Seller and (ii) such report(s) shall be delivered to Seller without any representations or warranties or any right to rely thereon. For purposes of this Agreement, “physically intrusive testing” shall mean testing that involves borings (such as the taking of soil samples and/or a “Phase II” environmental study), corings (such as the taking of roof or wall samples), or any taking of physical samples or penetration of the surface of the Land, the Improvements or Personal Property comprising the Property.

3.1.2When making any physical or environmental inspection(s) of the Property, Purchaser shall carry the insurance coverages set out on Exhibit 3.1.2 attached hereto, and, upon request of Seller, shall provide Seller with written evidence of same.  Purchaser and its agents shall not unreasonably interfere with the business activity of property manager, tenants, tenants’ customers or employees, or any persons occupying or providing goods or services at the Property, shall not reveal to any third party other than the “Purchaser Parties” (as defined in Section 3.6) and persons approved by Seller the results of its inspections (except as may be required by law).  Purchaser shall promptly repair any damage to the Property resulting from such test or inspection to its same condition (or a better condition) prior to such test or inspection and remove anything placed on the Property by the Purchaser Parties in connection with its inspection(s), which obligations shall survive Closing or any termination of this Agreement.

If Purchaser elects to do any tenant interviews (in person or otherwise), Purchaser shall give Seller two (2) business days prior written notice of its intention to conduct any inspection(s) or tenant interviews, and Seller reserves the right to have a representative present, provided that Seller shall endeavor not to unreasonably delay Purchaser’s tenant interviews.  Except as provided for in the preceding sentence, Purchaser shall have no right to contact any tenants of the Property prior to Closing.  Purchaser shall indemnify, defend, and hold Seller and any Seller Party free and harmless for, from and against any loss, injury, damage, claim, lien, cost or expense, including attorneys’ fees and costs arising out of a breach of the foregoing by Purchaser in connection with the inspection of the Property, or otherwise from the exercise by Purchaser or its agents or representatives of the right of access under this Section 3.1.2 (collectively, the “Purchaser’s Indemnity Obligations”), which agreement shall survive Closing or termination of this Agreement.  Any inspections shall be at Purchaser’s expense.  Seller makes no representations or warranties as to the truth, accuracy or completeness of any materials, reports, data or other information supplied to Purchaser by Seller or a Seller Party or any of their respective agents, employees or contractors in connection with Purchaser’s inspection of the Property (e.g., that such materials are current, complete, accurate or the final version thereof, or that all such materials are in Seller’s possession), except as expressly set forth in this Agreement.  It is the parties’ express understanding and agreement that such materials are provided only for Purchaser’s convenience in making its own examination and determination prior to the Approval Date as to whether it wishes to purchase the Property, and, in doing so, Purchaser shall rely exclusively on its own independent investigation and evaluation of every aspect of the Property and not on any materials supplied by Seller or a Seller Party or any of their respective agents, employees or contractors.  Purchaser expressly disclaims any intent to rely on any such materials provided to it by Seller or a Seller Party or any of their respective agents, employees or contractors in connection with its inspection and agrees that it shall rely solely on its own independently developed or verified information, except for any representations and warranties of Seller, if any, regarding such materials expressly set forth in this Agreement.  Purchaser further acknowledges and agrees that such materials were provided on the express condition that Purchaser shall make an independent verification of the accuracy of such information except with respect to any representations and warranties of Seller, if any, regarding such information expressly set forth in this Agreement.  The terms and provisions of this Section 3.1.2 shall survive the Closing or any termination of this Agreement.

3.1.3Except to the extent required by any applicable statute, law, regulation or governmental authority in its capacity as a contract purchaser (i.e., not an owner) and after five (5) business days written notice to Seller, neither

Purchaser nor Purchaser’s Representatives shall report the results of Purchaser’s inspections or investigations to any governmental or quasi-governmental authority under any circumstances without obtaining Seller’s express written consent, which consent may be withheld in Seller’s sole discretion.

3.1.4This Agreement supersedes and replaces the Access and Inspection Agreement dated November 26, 2019, by and between Purchaser and Seller, which is hereby terminated.

3.2Title and Survey.  Prior to or contemporaneously with execution of this Agreement, Seller has delivered or caused to be delivered to Purchaser, and Purchaser acknowledges receipt of, (i) a preliminary title report or a commitment for an extended coverage owner’s policy of title insurance ALTA, Form 2006 insuring fee title to the Land to be issued at Closing, with a commitment to insure the gap from the period title was last examined to the date of recording of the Deed (the “Title Policy”), together with copies of all items shown as exceptions to title therein, issued by the Title Company and identified as Commitment No. NCS-987867-PHX1, dated November 7, 2019 and Commitment No. NCS-987869-PHX1, dated November 6, 2019 (collectively, the “Title Commitment”), and (ii) a copy of Seller’s existing survey of the Land (“Survey”).  Purchaser shall have until three  (3)  business days prior to the Approval Date to provide written notice to Seller of any matters shown by the Title Commitment or Survey which are not satisfactory to Purchaser in Purchaser’s sole discretion, which notice (“Title Notice”) shall specify the reason such matter(s) are not satisfactory and the curative steps necessary to remove the basis for Purchaser’s disapproval; provided,  however, that (i) the standard printed exceptions on an owner’s policy of title insurance ALTA, Form 2006 and non-delinquent liens for general and special real estate taxes and installment payments of special assessments, the current zoning of the Property, including all permits, waivers and stipulations, and the interest of any tenant occupying space at the Property, as a tenant only, and all matters arising out of any act of Purchaser or Purchaser’s representatives shall be “Permitted Encumbrances”, and (ii) Seller shall be obligated to remove any exceptions caused by Seller’s voluntary acts after the end of the Due Diligence Period and not approved by Purchaser.  “Permitted Encumbrances” shall not include any mechanic’s lien arising from any contract entered into by Seller or any monetary lien of Seller, except for taxes and special assessments not yet due and payable.  Purchaser may not object to any Permitted Encumbrances.

Notwithstanding (subject to) the above, after a Title Notice is provided to Seller, the parties shall then have until on or before the Approval Date or such later date as may be mutually acceptable, to make such arrangements or take such steps as they may mutually agree upon, if any, to satisfy Purchaser’s objection(s).  Seller shall have no obligation to expend or agree to expend any funds, to undertake or agree to undertake any obligations or otherwise to cure or agree to cure any title or survey objections. Seller shall have no obligation (i) to cure a title objection unless required under the second to last sentence of the preceding paragraph, or (ii) to proceed to Closing without curing such title objection, unless Seller expressly undertakes such an obligation by a written notice to or written agreement with Purchaser given or entered into on or prior to the Approval Date and which recites that it is in response to a Title Notice. Except for those matters which Seller is obligated to remove pursuant to (ii) above, Purchaser’s sole right with respect to any Title Commitment or Survey matter to which it objects in a Title Notice given in a timely manner shall be to elect on or before the Approval Date to terminate this Agreement pursuant to Section 3.5 hereof (unless such matter is a matter which Seller is obligated to correct under the second to last sentence of the preceding paragraph) and subject to Purchaser’s rights under Section 10.3.  If Seller fails to timely respond to any objection in a Title Notice, Seller shall be deemed to have elected not to cure same.  All matters shown in the Title Commitment and/or Survey with respect to which Purchaser fails to give a Title Notice on or before the last date for so doing, or with respect to which a timely Title Notice is given but Seller has not undertaken an express obligation to cure as provided above, shall be deemed to be approved by Purchaser as “Permitted Encumbrances”, subject, however, to Purchaser’s termination right provided in Section 3.5 hereof.  Permitted Encumbrances shall specifically include any items recorded against the Property as a result of the actions of Purchaser including, without limitation, any financing-related instruments.

If, after the expiration of the Due Diligence Period and at any time prior to Closing, the Title Commitment is amended to add an adverse title exception (other than an item based on the Title Company’s review of the Survey) not caused by Purchaser or any Purchaser Parties that will not be released of record with the Purchase Price proceeds payable to Seller, then Purchaser shall have until the earlier of (i) three (3) business days after receipt of such amended Title Commitment, or (ii) the Closing Date, to object to any such new matters not disclosed on the prior Title Commitment or Survey, as applicable, by delivering written notice of any such objections to Seller and Title Company within such period.  If Purchaser fails to make any such objections within such period, Purchaser shall be deemed to have approved such amended Title Commitment and such new matters shall be deemed to be additional Permitted Encumbrances.  If Purchaser has made such objections, Seller shall have until the earlier of (i) three (3) business days after receipt of such objections, or (ii) the Closing Date, to elect to cure such objections, which then shall be cured at or prior to Closing.  If Seller does not elect to cure any such matters within the period specified in the preceding sentence, then Purchaser’s sole remedy shall be to elect, by delivering written notice thereof to Seller and the Escrow Agent on or before the earlier of (i) three (3) business days after Seller’s election, or (ii) the Closing Date, to either:

(1)terminate this Agreement in which case the Deposit shall be promptly returned to Purchaser and thereafter, neither party shall have any further rights or obligations hereunder except for those matters that expressly survive the expiration or termination of this Agreement; or

(2)waive the new objections not cured by Seller (whereupon such previously objected-to item shall thereafter be deemed to be an additional Permitted Encumbrance hereunder) and proceed to closing.  If Purchaser does not timely make the required election in writing, then Purchaser shall be deemed to have made the election to waive the new objections.

Notwithstanding anything in the foregoing to the contrary, Purchaser has ordered and expects to receive an updated ALTA/NSPS survey for the Property (the “Updated Survey”) on or before January 6, 2020.  Purchaser, by written notice to Seller (the “Survey Defect Termination Notice”) on or before the earlier to occur of (i) two (2) business days after receipt of the Updated Survey, and (ii) January 9, 2020, shall have the right to terminate this Agreement in the event any matter is shown on the Updated Survey that was not shown on the Survey and was not actually known by Purchaser prior to the Approval Date, and which materially and adversely affects the Property  (a  “Survey Defect”).  Seller shall have the right to void the Survey Defect Termination Notice provided Seller agrees (but with no obligation to do so) by written notice to Purchaser (the “Voiding Notice”) within three (3) business days after receipt of the Survey Defect Termination Notice to cure the Survey Defect prior to Closing.  If Purchaser timely delivers Survey Defect Termination Notice and Seller either fails to deliver the Voiding Notice (or fails to cure the Survey Defect) pursuant to the preceding terms, the Deposit shall be returned to Purchaser and thereafter neither party shall have any further rights or obligations hereunder except for those matters that expressly survive the expiration or termination of this Agreement.

Subject to Section 4.5 of this Agreement, Seller shall not, after the Effective Date, by voluntary act, intentionally create any new easements, liens, deeds of trust, mortgages, covenants, restrictions, agreements or any other encumbrances to title to all or any portion of the Property which will not be released on or before the Closing without the prior written consent of Purchaser.

3.2.1If Purchaser elects to secure an extended coverage owner’s and/or lender’s policy(ies) of title insurance, Purchaser shall satisfy, at its cost, Title Company’s requirements therefor and pay the increase in premium for such coverage.  Purchaser shall also be solely responsible for the cost of any endorsements to any title insurance policy that Purchaser or its lender may require.

3.2.2Seller shall pay for any endorsement(s) to the Title Policy if such endorsement(s) are issued in connection with an election by Seller to insure over a title matter as to which Title Notice has been given by Purchaser pursuant to Section 3.2.  Seller shall not pay or be responsible to secure any endorsements that may be requested by Purchaser, such as patent, contiguity, separate tax parcels, access, or zoning endorsements, all of which shall be Purchaser’s sole cost and expense if Purchaser elects to secure such endorsements, provided,  however, that, other than an owner’s affidavit in the form customarily provided by Seller and its affiliates to the Title Company, Seller shall not be obligated to provide to Title Company any owner’s indemnity, certifications, covenants, obligations or liabilities beyond those that Seller is providing to Purchaser under this Agreement.

3.3Contracts.  On or before the Approval Date, Purchaser shall notify Seller in writing if it elects not to assume at Closing any of the Contracts which are identified on Exhibit 3.3 (the “Contracts”) attached hereto other than the Improvement Contracts, if any, which Purchaser shall be required to assume.  If Purchaser does not exercise its right to terminate this Agreement on or before the Approval Date, Seller shall give notice of termination of such disapproved Contract(s), excluding the Improvement Contracts, if any, as of the Closing Date; provided that, if under the disapproved Contract(s) Seller has no right to terminate same on or prior to Closing, or if a termination fee or charge is due thereunder as a result of such termination, Purchaser shall (i) assume at Closing all obligations thereunder from the Date of Closing until the expiration dates of such Contracts or (ii) reimburse Seller for the payment of the termination-related fee or charge, as applicable.  Furthermore, notwithstanding any provision to the contrary, Purchaser shall be required to assume at Closing all existing Contracts, if any, for tenant or landlord improvements listed on Exhibit 3.3 or entered into after the Effective Date in accordance with this Agreement (the “Improvement Contracts”).

Unless Purchaser gives written notice (the “Contract Notice”) to Seller not later than the Approval Date that it disapproves any of the Contracts, Purchaser will be deemed to have approved same, and such Contracts will be assigned by Seller and assumed by Purchaser at Closing.

3.4Tenant Estoppels.   It shall be a condition precedent to Purchaser’s obligation to consummate the Closing that Purchaser shall have received no later than two (2) business days prior to the Closing tenant estoppel certificates (collectively, the “Tenant Estoppel Certificates”) from [information removed].  Seller shall use commercially reasonable efforts to obtain the Tenant Estoppel Certificates in the form provided for in such Leases or in the form attached hereto as Exhibit 3.4 from all Tenants.  Prior to delivering the Tenant Estoppel Certificates, Seller will prepare and deliver the Tenant Estoppel Certificates to Purchaser for Purchaser’s reasonable approval as to factual matters contained therein and Purchaser shall provide any written comments thereto to Seller within three (3) business days after delivery.  Seller shall deliver to Purchaser any executed Tenant Estoppel Certificates it receives from tenants within two (2) business days after receipt.  After executed Tenant Estoppel Certificates are received by Purchaser it shall promptly provide Seller within three (3) business days after receipt Purchaser’s approval or any permitted disapproval with a reasonable explanation of the same.  Purchaser’s failure to affirmatively approve or disapprove any form or executed Tenant Estoppel Certificate within such three (3) business day period in accordance with the preceding sentence shall be deemed Purchaser’s approval of the Tenant Estoppel Certificate in question.  In no event shall any Tenant Estoppel Certificates be delivered to any tenant prior to December 26, 2019.  Provided, however, notwithstanding any provision to the contrary in this Agreement, and for the avoidance of doubt, Purchaser may not disapprove any Tenant Estoppel Certificate for purposes of this Section 3.4 condition if (x) a tenant qualifies any statement(s) in its Tenant Estoppel Certificate to Tenant’s knowledge, (y) a tenant reserves the right to audit any Operating Expense Pass-Throughs, and/or (z) a tenant asserts a CAM dispute so long as the total amount of CAM disputed by all tenants is less than $75,000 in the aggregate and the asserted CAM dispute for any individual tenant is $15,000 or less; and further provided that Purchaser may only disapprove a Tenant Estoppel Certificate otherwise substantially in the form provided for in such Leases or Exhibit 3.4, or for national or regional tenants, the form regularly used by such tenant, if such Tenant Estoppel Certificate discloses a material adverse matter not known to Purchaser prior to the expiration of the Due Diligence Period and inconsistent with the Leases and other documents made available to Purchaser by Seller during the Due Diligence Period.  If Seller believes it will be unable to satisfy the requirements of this Section, Seller shall have the right to extend the Closing Date on up to no more than two (2) occasions and in no event not more than thirty (30) days in the aggregate to provide Seller additional time to satisfy the requirements of this Section; provided that the Date of Closing shall occur five (5) business days after Seller receives executed Tenant Estoppel Certificates satisfying the requirements of this Section during such thirty (30) day period.  If notwithstanding any exercised extension of the Closing Date pursuant to the preceding sentence Seller is unable to satisfy the requirements of this Section, Seller shall deliver to Purchaser written notice thereof, and Purchaser shall have the right to either (i) waive the requirements contained herein and proceed to close this transaction upon the terms and conditions of this Agreement, or (ii) terminate this Agreement in which event the Deposit (less the Independent Consideration) shall be returned to Purchaser and the parties shall have no further obligations under this Agreement except for those which expressly survive termination of this Agreement.  For the avoidance of doubt, Seller’s failure to deliver, and Purchaser’s failure to receive, any Tenant Estoppel Certificates shall not be deemed a default by Seller under this Agreement.

3.5Purchaser’s Right to Terminate.  If Purchaser in its sole and absolute discretion determines that the Property is suitable for its purposes, Purchaser shall have the right to provide written notice to Seller approving the condition of the Property (the “Continuation Notice”) on or before 5:00 p.m. Arizona time on the Approval Date specified in the Term Sheet of this Agreement (the “Approval Date”).  If the Continuation Notice is not timely given, the Title Company shall promptly return the Deposit (less the Independent Consideration) to Purchaser, and neither party shall have any further liability hereunder except for Purchaser’s obligations set forth in Sections 3.1.2 and 3.6 hereof and in this Section.  Time is agreed to be strictly of the essence with respect to the giving of the Continuation Notice.  If a Continuation Notice is timely given, the Deposit shall be nonrefundable to Purchaser (except as otherwise set forth herein).  No termination by Purchaser shall relieve Purchaser of liability for any prior breach of, or default under, this Agreement .

3.6Confidentiality.  [information removed]

3.7Prior to Closing.  Until Closing, Seller or Seller’s agent shall:

3.8Insurance.  Keep the Property insured against fire and other hazards covered by extended coverage endorsement and commercial public liability insurance against claims for bodily injury, death and property damage occurring in, on or about the Property, with the coverages and limits comparable to those carried by Seller prior to the Effective Date.

3.9Operation.  Subject to the Leases, operate and maintain the Property in a businesslike manner and substantially in accordance with Seller’s past practices with respect to the Property, and make any and all repairs and replacements reasonably required to deliver the Property to Purchaser at Closing in its present condition, normal wear and tear excepted, provided that (i) Seller shall have no obligation to make extraordinary capital expenditures or expenditures outside Seller’s normal course of business and (ii) in the event of any loss or damage to the Property as described in Section 7, Seller shall repair the Property only if Seller is obligated to do so under the Leases and if Seller so elects, and then only to the extent of available insurance proceeds.  Except as set forth in Section 3.1.2, Purchaser shall not contact, deal with, or negotiate with tenants, subtenants or prospective tenants or subtenants, of the Property without prior written consent of Seller and shall notify Seller promptly if any tenant, or prospective tenant, contacts Purchaser.  In the event of any loss or damage to the Property as described in Section 7,  Section 7 shall control.

3.10New Contracts; Contracts.  Enter into only those third party contracts which are necessary to carry out its obligations under Section 4.2, provided that such contracts (i) are available on commercially reasonable terms, (ii) are cancelable on no more than thirty (30) days written notice and (iii) are cancelable without payment of any termination fee or other penalty.  If, after the Effective Date, Seller desires to enter into any such contract, it shall promptly provide written notice thereof to Purchaser, together with a copy of the proposed contract, requesting Purchaser’s approval, not to be unreasonably withheld, conditioned, or delayed for any such requests delivered to Purchaser before date which is three (3) business days before the Approval Date, and at Purchaser’s sole discretion thereafter. If Purchaser fails to notify Seller in writing, within three (3) business days after receipt of the notice provided for in the preceding sentence, of its intention not to assume such contract, it shall be treated as a contract approved by Purchaser.

3.11Leases; New Leases.  Continue its present rental program and efforts at the Property to rent vacant space and renew expiring leases, provided that (i) after the Effective Date and until the date which is three (3) business days before the Approval Date, Seller shall not execute any new or renewal leases or amend, terminate or accept the surrender of any existing tenancies or approve any subleases or lease assignments without the prior written consent of Purchaser, which consent shall not be unreasonably withheld, conditioned or delayed, except that the Seller is authorized to accept the termination of Leases at the end of their existing terms without Purchaser’s prior written consent, (ii) after the date which is three (3) business days before the Approval Date, Seller shall not execute any new or renewal leases or amend, terminate or accept the surrender of any existing tenancies or approve any subleases or lease assignments without the prior written consent of Purchaser, at Purchaser’s sole discretion, and (iii) in the event that Seller executes any new lease after the Effective Date with Purchaser’s approval, and such lease requires the construction of tenant fixtures or improvements and/or the payment of leasing or brokerage commission(s) at the expense of the landlord, Purchaser, by approving such Leases if executed after the Approval Date, agrees to assume the obligation to pay and/or at Closing to reimburse Seller for the paid portion of the cost of such improvements and leasing or brokerage commission(s) and any other costs associated with such Leases, unless Seller and Purchaser expressly agree in writing that Seller shall be responsible for any such costs. Notwithstanding anything to the contrary contained herein, Seller shall have the right to approve any subleases or assignments if Seller is required to be reasonable in granting its approval with respect to the same under the applicable Lease and Seller in good faith believes that Purchaser’s withholding of its consent shall cause Seller to be in breach under the applicable Lease. Failure of Purchaser to consent or expressly withhold its consent stating with specificity the basis of its objection within forty-eight (48) hours after written request for such consent shall be deemed to constitute consent.

3.12New Liens.  Not, on or after the Approval Date, create any new encumbrance or lien affecting the Property other than liens and encumbrances (i) that can be discharged prior to Closing, and (ii) that in fact are discharged prior to or at the Closing.

3.13Copies of Written Notices.  Seller shall, from and after the date hereof, promptly provide Purchaser with copies of all written notices received by Seller after the date hereof which assert any material breach of Leases, agreements, laws, covenants or permits applicable to the Property.

3.14Lease Terminations; Defaults.  Nothing herein shall in any way affect or restrict the right of Seller to seek to enforce its rights under any Lease, but the taking of any actions or the exercise of any remedies after the Approval Date which could result in the termination of the Lease shall require the written consent of Purchaser which Purchaser may withhold in its sole and absolute discretion; provided, however, that such action is consistent with what a reasonable and prudent property owner would do under the circumstances then existing.

4.Representations and Warranties.

[information removed]

5.Costs and Prorations.

5.1Purpose and Intent.  Except as expressly provided herein, the purpose and intent of this Agreement is that Seller shall bear all expenses of ownership and operation of the Property and shall receive all income therefrom accruing through midnight at the end of the day preceding the Closing Date, and Purchaser shall bear all such expenses and receive all such income accruing thereafter.  This provision shall survive Closing.

5.2Purchaser’s Costs.  Purchaser shall pay the following costs of closing this transaction:

5.2.1The fees and disbursements of its counsel, inspecting architect and engineer, if any;

5.2.2One-half (1/2) of any escrow fees and one-half (1/2) of all real estate transfer, stamp or documentary taxes;

5.2.3any sales or use taxes relating to the transfer of Personal Property to Purchaser;

5.2.4The cost of any title insurance in excess of the cost(s) of a standard coverage owner’s policy without extended coverage or special endorsements, including, any additional premium charge(s) for endorsements and/or deletion(s) of exception items and one-half (1/2) of any cancellation charge(s) imposed by any title company in the event a title insurance policy is not issued;

5.2.5the cost of any survey obtained by Purchaser;

5.2.6Any recording fees;

5.2.7Any other expense(s) incurred by Purchaser or its representative(s) in inspecting or evaluating the Property or closing this transaction; and

5.3Seller’s Costs.  Seller shall pay the following costs of closing this transaction:

5.3.1The fees and disbursements of its counsel;

5.3.2One-half (½) of any escrow fees, and one-half (1/2)  of all real estate transfer, stamp or documentary taxes;

5.3.3The cost of a standard coverage owner’s title insurance policy without extended coverage or special endorsements issued in connection with this transaction, whether pursuant to the Title Commitment or otherwise and one-half (1/2) of any cancellation charge(s) imposed by any title company in the event a title insurance policy is not issued;

5.3.4The broker’s fee to the extent any such fee is payable pursuant to the separate agreement between Seller and Broker.

5.4Prorations.  Except as otherwise set forth herein, collected Rents and any other amounts (including, without limitation, payment of base rent, ground rent, parking income and reimbursements of Property operating costs) paid by tenants applicable to the month in which the Date of Closing occurs or prepaid by tenants for months after the month in which the Date of Closing occurs shall be prorated as of the Date of Closing and be adjusted against the Purchase Price on the basis of a schedule (the “Rent Schedule”) which shall be prepared by Seller and delivered to Purchaser at least three  (3)  business days prior to Closing for Purchaser’s reasonable approval.  The Rent Schedule shall set forth (i) rents and other amounts payable applicable to the month in which the Date of Closing occurs, (ii) rents and other amounts collected by Seller applicable to the month in which the Date of Closing occurs, and (iii) rents and other amounts due but uncollected and applicable to the month in which the Date of Closing occurs, (the latter unpaid obligations being referred to herein as the “Current

Delinquencies”), as well as rental and other payment delinquencies (excluding those applicable to the month in which the Date of Closing occurs) which are owed to Seller but uncollected as of the Date of Closing (“Delinquencies”).

Prior to Closing, Seller shall complete and deliver to Purchaser an estimated reconciliation of the charges to tenants for operating and/or common area maintenance charges, inclusive of Taxes (as hereinafter defined) (collectively “Operating Expenses”), under the Leases for calendar year 2019 and provide a complete copy of the same to Purchaser.  If the estimated reconciliation shows that Seller owes tenants a refund of Operating Expenses for the 2019 calendar year based on amounts actually collected by Seller, such amount shall be credited to Purchaser at Closing and Purchaser shall pay the applicable amount owed to each tenant, and Purchaser shall indemnify, defend and hold Seller harmless from and against any Claims resulting from Purchaser’s failure to pay such amounts to the applicable tenants.  Except for any credits provided by Seller to Purchaser as provided in the preceding sentence, Seller shall be responsible for amounts owed to tenants for overpayment of Operating Expenses for calendar year 2019.  If the reconciliation shows that the tenants owe Seller additional Operating Expenses for calendar year 2019, Purchaser shall pay such amounts to Seller as and when collected from the applicable tenants and Purchaser shall use reasonable efforts to bill and collect such amounts from the applicable tenants.

Purchaser shall receive a credit against the Purchase Price, or cash in an amount equal to, any security deposits and other deposits with respect to the Leases, which deposits are held by Seller and have not been applied or forfeited as of Date of Closing, and such deposits will be kept by Seller.

If the Closing occurs, other than with respect to Taxes and insurance which shall be prorated as provided elsewhere in this Agreement, Purchaser shall be responsible for the payment of (and shall reimburse Seller for) all such common area maintenance costs incurred in 2020 (the “2020 Expenses”) with respect to the Property and Purchaser shall be entitled to receive all amounts collected from tenants on account of the same, and, notwithstanding anything in the first paragraph of this Section 6.4 to the contrary, the additional rents paid by tenants and attributable to such expenses shall be credited to Purchaser at Closing rather than prorated.

In the event that any security deposits are in the form of letters of credit or other financial instruments, Seller will, at Closing, assign its interest in such letters of credit or financial instruments to Purchaser, and, following Closing, Seller will cooperate with Purchaser, at no cost to Seller, in order to cause Purchaser to be named as beneficiary under such letters of credit and other financial instruments to be assigned to Purchaser, and Purchaser shall not receive a credit against the Purchase Price for such security deposits.

5.4.1Subject to the provisions of the penultimate paragraph of Section 6.4 above, the 2020 Expenses actually paid by Seller as of the Date of Closing, and which have not been reimbursed to Seller by tenants, shall be prorated as of the Date of Closing and adjusted against the Purchase Price, provided that within ninety (90) days after the Closing, Purchaser and Seller shall make a further adjustment for such charges which may have accrued or been incurred prior to the Date of Closing, but not collected or paid at that date. All prorations shall be made on a 365-day calendar year basis, using actual number of days in the month.

5.4.2Percentage Rentals.  All percentage and overage rentals (“Percentage Rentals”) under the Leases for any lease year ending before the Date of Closing which are due and unpaid shall be allocated entirely to Seller and adjusted against the Purchase Price at Closing.  With respect to Percentage Rentals for the lease year in which the Date of Closing occurs, Seller shall receive as an adjustment to the Purchase Price an amount equal to the “Pre-Date of Closing Allocable Share”.  The “Pre-Date of Closing Allocable Share” with respect to a Lease will be a fraction, (the numerator of which is the number of days in such lease year occurring up to but not including the Date of Closing and the denominator of which is the number of days in such lease year) multiplied by the Percentage Rentals paid for the immediately preceding lease year (or some other reasonable estimate).  Within ninety (90) days after the Percentage Rentals payable by each Tenant for the entire lease year in which the Date of Closing occurs are finally determined in accordance with its Lease, Seller and Purchaser shall make such prorations adjustments and payments as may be required to ensure that Seller and Purchaser each have received the share of Percentage Rentals to which it is entitled pursuant to the foregoing provisions hereof.  During such ninety (90) day period, Purchaser shall use its reasonable efforts to collect Percentage Rentals; provided, however, that in no event shall Purchaser be required terminate any Lease or litigate with any tenant.

5.4.3Tenant Contribution.  Notwithstanding the foregoing and/or Section 6.5 to the contrary, no prorations or adjustments shall be made for portions, if any, of real estate taxes, personal property taxes, special assessments or operating costs of the Property to the extent a tenant under the Leases is required to pay same directly to the applicable utility company, service provider or governmental entity pursuant to the terms of any of the Leases.

5.4.4The party receiving sales tax on rents shall be responsible to remit same promptly to the Arizona Department of Revenue.

5.5Taxes.  Real estate taxes, personal property taxes, special assessments (and installments thereof) and other governmental taxes and charges relating to the Property, including annual or periodic permit fees, (collectively, “Taxes”) accruing during the year in which Closing occurs shall be prorated as of the Date of Closing on an accrual basis and adjusted against the Purchase Price.  Purchaser shall receive a credit at Closing for second half 2019 Taxes.  Notwithstanding anything to the contrary contained in this Agreement including, without limitation,  Sections 6.8 and 6.9, (i) Purchaser shall, to the extent unpaid by tenants as of Closing, use reasonable efforts to bill and collect second half 2019 Taxes from the tenants under their Leases and reimburse Seller for any portion thereof collected by Purchaser from such tenants, and

(ii) any payments on account of Taxes received by Purchaser from tenants after the bills for second half 2019 Taxes have been sent to tenants shall be applied against the credit for second half 2019 Taxes which Purchaser received at Closing from Seller and shall be paid to Seller whenever received by Purchaser; provided, however, that if a tenant is in default under its Lease (after any applicable notice and cure period) as of Closing for not having paid base rent and Taxes due under its Lease, Purchaser shall have the right to apply any payments received from such tenant on account of Taxes after Closing first to amounts actually then owed to Purchaser, if any, on account of Taxes before turning over any excess amounts received from such tenant to Seller to be applied towards second half 2019 Taxes.  If Closing occurs before the actual Taxes payable during such year are known, the proration of Taxes shall be upon the basis of Taxes for the Property payable by Seller on a cash basis during the immediately preceding year; provided, however, that if the Taxes payable during the year in which Closing occurs are thereafter determined to be more or less than the Taxes payable during the preceding year (after any appeal of the assessed valuation thereof is concluded), Seller and Purchaser promptly (but no later than six (6) months after Closing except in the case of an ongoing tax protest), shall adjust the proration of Taxes and Seller or Purchaser, as the case may be, shall pay to the other any amount required as a result of such adjustment, and further provided that any reproration of an increase in real estate taxes shall take into account only increases in the tax rate or millage, i.e., any portion of any real estate tax increase attributable to an increase in assessed value shall not be taken into account.  This covenant shall not merge with the Deed delivered hereunder but shall survive the Closing.

5.6In General.

(a)Any other costs or charges of closing this transaction not specifically mentioned in this Agreement shall be paid and adjusted in accordance with local custom in Maricopa County, Arizona.

(b)(i) None of Seller’s insurance policies relating to the Property will be assigned to Purchaser, and Purchaser shall be responsible for arranging for its own insurance as of the Closing Date; (ii) utilities paid by Seller, including telephone, electricity, water and gas, shall be read as close as possible before the Closing Date and Purchaser with cooperation from Seller’s on-site property manager, if necessary, shall be responsible for all the necessary actions needed to arrange for utilities to be transferred to the name of Purchaser on the Closing Date, including the posting of any required deposits (it being understood, however, that Seller shall be entitled to a credit at the Closing for any utility deposits  which it or its predecessors have made prior to the Closing  Date, to the extent the same are transferred to Purchaser, and Seller shall be entitled to recover and retain from the providers of such utilities any refunds or overpayments to the extent applicable to the period prior to and including the Closing Date, and any utility deposits for which it does not receive a credit hereunder); and (iii) on the Closing Date, the Property will not be subject to any financing obtained by Seller or its predecessors.  Accordingly, there will be no prorations for insurance, utilities (except to the extent provided above for utility deposits), payroll or debt service.  In the event a meter reading is unavailable for any particular utility or is read on a date other than the

Closing Date, such utility bill shall be prorated in the manner provided in Section 6.1.

5.7Closing Adjustment.  Escrow Agent shall prepare a Closing statement on the basis set out above, and shall endeavor to deliver such computation to Purchaser and Seller at least two (2) business days prior to Closing.

5.8Post-Closing Reconciliation.  Except for proration of Percentage Rentals which shall be done as soon reasonably possible after all of the required information is available for the period subject to proration between Seller and Purchaser and which period may extend beyond six (6) months after the Closing Date, if any of the other aforesaid prorations cannot be calculated accurately as of the Closing Date, then they shall be calculated as soon after the Closing Date as feasible, but in any event no later than six (6) months after the Closing. Notwithstanding any provision contained in this Agreement to the contrary, after the expiration of said period (as extended for proration of Percentage Rentals and reimbursement to Seller of second half 2019 Taxes as and when received by Purchaser), no further adjustments, credits or prorations shall be made or allocated between the parties under this Agreement for any of the items listed in this Section 6,  except for any delinquencies due to Seller and except for a reproration of Taxes pursuant to Section 6.5 above in the event the Taxes for the year of Closing are not known as of the Closing Date.

5.9Post-Closing Collections.  Purchaser shall use its commercially reasonable efforts during the ninety (90) day period immediately following the Date of Closing to collect Current Delinquencies and Delinquencies.  Amounts collected from tenants who or which, as of the Date of Closing, were obligors with respect to Current Delinquencies and/or Delinquencies shall be applied first to satisfy such tenants’ obligations for the payment period during which collection occurred, second to satisfy Current Delinquencies, third to satisfy Delinquencies, and the balance to satisfy any other rental obligations of such tenants to Purchaser. Amounts collected and applicable to satisfy Current Delinquencies shall be paid promptly to Seller to the extent of Seller’s pro-rata entitlement thereto, and amounts collected and applicable to satisfy Delinquencies shall be promptly paid to Seller.

At the end of the ninety (90) day period following the Date of Closing, Purchaser shall prepare and deliver to Seller a statement (“Collection Statement”) identifying all payments collected during such ninety (90) days from tenants who were listed on the Rent Schedule prepared and delivered pursuant to Section 6.4 hereof as obligors on Current Delinquencies or Delinquencies.  If any uncollected Current Delinquencies or then unsatisfied Delinquencies exist, Purchaser hereby agrees to assign to Seller any and all rights afforded the obligee with respect thereto (with respect to Current Delinquencies, to the extent of Seller’s pro-rata entitlement thereto), whereupon Seller shall be entitled to take such steps, including the right to file suit, as Seller in its sole and absolute discretion deems necessary or appropriate to collect such sums, excepting only the right to dispossess any tenant still in possession of its further right to occupy the premises demised to it.  Such assignment shall be effective automatically, without the need for execution or delivery of any instrument of assignment.  Upon request of Seller, however, Purchaser shall execute and deliver to Seller such instrument(s) as Seller may reasonably request to confirm such assignment.  Purchaser shall, at no cost to Purchaser, cooperate with Seller in any manner reasonably requested by Seller in connection with any such collection effort.  Notwithstanding anything to the contrary contained in this paragraph, if Purchaser uses reasonable efforts after Closing to collect any amounts owed by such tenants to Seller (without the requirement on the part of Purchaser to terminate any Leases or litigate with any tenants), Seller agrees not to pursue legal action against any tenant of the Property after Closing for Current Delinquencies, Delinquencies and second half 2019 Taxes.

At Seller’s written request, Purchaser shall make available, or shall cause its property manager to make available, records reasonably adequate to reflect correctly total rental and other payments collected under each of the Leases for a period of nine (9) months after the Closing Date for the purpose of verifying the accuracy of the Collection Statement and the rental and any other payments collected by Purchaser which were earned during Seller’s ownership period and which should have been paid to Seller pursuant to this Section 6.9.  Nothing contained in this paragraph shall entitle Seller to receive any records other than records related to the rentals and other payments collected under the Leases.

5.10Other Items.  All cash in any operating, reserve or other property accounts on the Closing Date shall belong to Seller.

5.11Survival.  The provisions of this Section 6 shall survive Closing.

6.Damage, Destruction or Condemnation.

6.1Material Event.  If, prior to Closing, ten percent (10%) or more of the net rentable area of the Building or of the parking spaces on the Property or (i) the Property is damaged and repairs are reasonably estimated to equal or exceed $1,000,000, (ii) all access to the Property is rendered completely untenantable, or is destroyed, (iii) any material portion of the Property is taken under power of eminent domain, or an action is initiated or threatened to take any material portion of the Property under power of eminent domain, or (iv) any Major Tenant has a right to terminate in connection with any casualty damage or condemnation that occurs after the Effective Date (each of the foregoing collectively referred to as a “Material Event”), then Purchaser may elect to terminate this Agreement by giving written notice of its election to Seller within (5) business days after receiving notice of such destruction or taking (but not later than the Closing), whereupon the Deposit (together with any interest accrued thereon) shall be returned to Purchaser and this Agreement shall be deemed cancelled and of no further force or effect, and neither party shall have any further rights or liabilities against or to the other except for such provisions which are expressly provided in this Agreement to survive the termination hereof.  If Purchaser does not give such written notice within such period, this transaction shall be consummated on the date and at the Purchase Price provided for in Section 1, and Seller shall assign to Purchaser the physical damage proceeds of any insurance policy(ies) payable to Seller, or Seller’s portion of any condemnation award, as applicable, in both cases up to the amount of the Purchase Price and including any rights of Seller to prosecute, settle, compromise, or appeal such payments, and, if an insured casualty, pay to Purchaser the amount of any deductible, if not previously paid by Seller, but not to exceed the amount of the loss.

6.2Immaterial Event.  If, prior to Closing, the Property is damaged or in the event of a taking or threat of taking that in each case does not constitute a Material Event, Purchaser shall close this transaction on the date and at the Purchase Price agreed upon in Section 1, and Seller shall assign to Purchaser (i) its interest in the physical damage proceeds of any insurance policies payable to Seller or Seller’s portion of any condemnation award, as applicable, in both cases, up to the amount of the Purchase Price and including any rights of Seller to prosecute, settle, compromise, or appeal such payments, and, if an insured casualty, pay to Purchaser the amount of any deductible not previously paid by Seller but not to exceed the amount of the loss.

6.3Cooperation.  Seller and Purchaser, as may be appropriate, shall cooperate in prosecuting, settling, and compromising any such condemnation award and insurance claim.

6.4Termination and Return of Deposit.  If Purchaser elects to terminate this Agreement pursuant to this Section 7, Title Company shall immediately return the Deposit (less the Independent Consideration) to Purchaser.

7.Notices.  Any notice, consent, or approval required or permitted to be given hereunder shall be in writing and shall be deemed to be given when hand delivered or one (1) business day after pickup by Federal Express, UPS overnight, or similar overnight express service, or on the date when delivered by electronic mail or by facsimile transmission with written acknowledgment of receipt, in any case addressed to the parties at their respective addresses for Notice set out on the Term Sheet, or, in each case, to such other address as either party may from time to time designate by giving notice in writing to the other party, provided that neither party shall designate as its address a post office box or other address which does not accept overnight delivery.  Notice hereunder may be given by counsel acting on behalf of either party.  Telephone numbers are for informational purposes only.  Effective notice will be deemed given only as provided above.  Notice given to Seller or Purchaser by e-mail is not considered proper notice under this section unless (i) a copy of the notice is also sent to the recipients by overnight courier for delivery on the second business day next following the date of email transmission and/or (ii) Seller or Purchaser or its respective counsel, as applicable, acknowledge receipt of the such notice.

8.Closing and Escrow.

8.1Escrow Instructions.  Upon execution of this Agreement, the parties shall deliver an executed counterpart of this Agreement to the Title Company to serve as the instructions to the Title Company as the Escrow Agent for consummation of the transaction contemplated herein, and Title Company shall execute this Agreement to acknowledge acceptance of the escrow.  Seller and Purchaser shall execute such additional and supplementary escrow instructions as may be appropriate to enable the

Title Company to comply with the terms of this Agreement, provided,  however, that in the event of any conflict between the provisions of this Agreement and any supplementary escrow instructions, the terms of this Agreement shall prevail.

8.2Duties of Escrow Agent.

(a)Escrow Agent is acting solely as a stakeholder under this Section 9.2.  Escrow Agent’s duties shall be determined solely by the express provisions hereof and are purely ministerial in nature.

(b)During the term of this Agreement, Escrow Agent shall hold and deliver the Deposit strictly in accordance with the terms and provisions of this Agreement and shall not commingle the Deposit with any funds of Escrow Agent or others.  Escrow Agent shall invest the Deposit in an account at a financial institution satisfactory to Seller and Purchaser, and such account shall have no penalty for early withdrawal.  Escrow Agent shall disburse the Deposit in strict accordance with the written instructions of the parties hereto.  Escrow Agent shall not disburse the Deposit without at least one business day’s notice to Seller.

Escrow Agent’s initials:______

(c)Seller and Purchaser are aware that the Federal Deposit Insurance Corporation (“FDIC”) coverage applies only to a maximum amount of $250,000 for each individual depositor.  Further, Seller and Purchaser understand that Escrow Agent assumes no responsibility for, nor will Seller and Purchaser hold Escrow Agent liable for, any loss occurring which arises from the fact that the amount of any individual depositor’s account exceeds $250,000 and that the excess amount is not insured by the FDIC, except to the extent caused by the gross negligence or willful misconduct of Escrow Agent.  Seller and Purchaser further understand that certain banking instruments such as, but not limited to, repurchase agreements and letters of credit are not covered at all by FDIC insurance.

(d)If this Agreement is terminated by the mutual written agreement of Seller and Purchaser, or if Escrow Agent is unable at any time to determine to whom the Deposit should be delivered, or if a dispute develops between Seller and Purchaser concerning the proper disposition of the Deposit, then Escrow Agent shall deliver the Deposit in accordance with the joint written instructions of the Seller and Purchaser.  If written instructions are not received by Escrow Agent within ten (10) days after Escrow Agent has served a written request for instructions upon both Seller and Purchaser, the Escrow Agent shall have the right to pay the Deposit into any court of competent jurisdiction in the state where the Property is located and to interplead Seller and Purchaser.  Upon the filing of the interpleader action, Escrow Agent shall be discharged from any further obligations in connection with this Agreement.

(e)If costs or expenses are incurred by Escrow Agent because of litigation or a dispute between Seller and Purchaser concerning this Agreement (which litigation or dispute does not involve any action, omission or failure to act by Title Company), Seller and Purchaser shall each pay Escrow Agent one-half of Escrow Agent’s reasonable costs and expenses.  Except for such costs and expenses, no fee or charge shall be due or payable to Escrow Agent for its services under this Agreement.

(f)Escrow Agent undertakes only to perform the duties and obligations imposed upon it under the terms of this Agreement, and to do so in strict accordance with the Agreement, and does not undertake to perform any of the covenants, terms and provisions applicable to Seller and Purchaser.

(g)Purchaser and Seller acknowledge and agree that Escrow Agent has assumed no liability except for gross negligence or willful misconduct and that Escrow Agent may seek advice from its own counsel and shall be fully protected in any action taken by it in good faith in accordance with the opinion of its counsel.

(h)The conditions to the Closing shall be the Escrow Agent’s receipt of funds and documents as described in this Section 9.2.  Upon receipt of such funds and documents, Escrow Agent shall deliver the items as described in this Agreement.

(i)The funds required from Purchaser and all acts and documents required of Purchaser or Seller in order to close the escrow pursuant hereto shall be deposited with Escrow Agent on the business day prior to the Closing Date, Closing shall be performed no later than 11:00 a.m. (Arizona Time) on the Closing Date, and shall be available for immediate distribution at Closing.  Notwithstanding the foregoing, the Purchaser will not be deemed in default under this Agreement for delivery of the funds required to consummate the purchase of the Property in accordance with this Agreement after 1:00 p.m. (Arizona Time) on the Closing Date, so long as the total amount of funds due and owing the Seller are actually received by Seller via wire transfer to an account designated by the Seller (as confirmed by Federal Reserve reference number) on the Closing Date.

(j)Notwithstanding anything to the contrary in this Section 9.2, in the event the Closing does not occur on or before the Closing Date, the Escrow Agent shall, unless it is notified by both parties to the contrary within five (5) business days after the Closing Date, return to the depositor thereof items which were deposited pursuant to this Agreement.  The foregoing instruction to return items does not include the Deposit.  Any such return shall not, however, relieve either party of any liability it may have relating to its wrongful failure to close.

(k)Escrow Agent shall not be responsible or liable in any manner whatsoever for the correctness, genuineness or validity of any document or instrument, or any signature thereon, deposited with or delivered to Escrow Agent pursuant to this Agreement.  Escrow Agent may act in reliance upon any such document or instrument, which Escrow Agent in good faith believes to be genuine and duly authorized, without investigation as to the correctness, genuineness or validity thereof.  Escrow Agent shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement and no implied covenants or obligations shall be read into this Agreement against Escrow Agent.  Escrow Agent is not chargeable with knowledge, and has no duties with respect to any other agreements between Seller and Purchaser.  Escrow Agent shall not be responsible to see to the correct application of any funds disbursed by it pursuant to this Agreement.

(l)Seller and Purchaser acknowledge that the transaction contemplated hereunder shall be closed by delivering executed documents and the other closing deliveries to the Escrow Agent in accordance with customary written instructions.

(m)Upon request by Seller and Purchaser, Escrow Agent shall prepare a closing or settlement statement for such party.

(n)Escrow Agent is familiar with and understands the U.S. Foreign Corrupt Practices Act, 15 U.S.C. Sec. 78dd-1, et seq., and any other anti-corruption laws and regulations relevant to the Agreement and has not and will not violate these laws.

(o)The President of the United States has issued Executive Order 13224, in conjunction with the Office of Foreign Assets Control (“OFAC”).  This order bans any United States person from doing business with any person, entity or group specially designated by the U.S. Secretary of State or Secretary of the Treasury as a terrorist or terrorist entity.  OFAC maintains a list of these persons, entities and groups, known as the Specially Designated Nationals and Blocked Persons List (“SDN List”).  To comply with this order, Escrow Agent shall not enter into contracts or other agreements with any person whose name appears on the SDN List.

8.3Seller’s Deliveries.

(a)Seller shall deliver or cause to be delivered, either at the Closing through the Title Company or by making available at the Property, as appropriate, the following items and original documents, each executed and, if required, acknowledged, as appropriate:

8.3.1A special warranty deed to the Property, in the form attached hereto as Exhibit 9.3.1 (the “Deed”).

8.3.2A bill of sale in the form attached hereto as Exhibit 9.3.2 transferring the Personal Property.

8.3.3(i) Copies of all Leases and any new leases entered into pursuant to Section 4.4; (ii) the Rent Schedule, including a listing of any tenant security and other deposits and prepaid rents held by Seller with respect to the Property; (iii) the cash security deposits (which shall be credited by Seller to Purchaser as set forth in Section 6.4) and letters of credit held by Seller as security under the Lease, but only to the extent the same have not been applied in accordance with the Leases or returned to tenants and relate to tenants occupying space at the Property on the Closing Date pursuant to Leases then in effect; and (iv) an assignment of such Leases, deposits, and prepaid rents by way of an Assignment and Assumption of Leases in the form attached hereto as Exhibit 9.3.3.

8.3.4(i) Copies of all Contracts which Purchaser has elected to assume or which are not terminable by the Seller without fee or penalty on or before the Date of Closing; and (ii) an assignment of such Contracts to Purchaser by way of an assignment and assumption agreement, in the form attached hereto as Exhibit 9.3.4.

8.3.5An assignment to Purchaser of certain intangible property owned by Seller and used solely in connection with the Property in the form attached hereto as Exhibit 9.3.5.

8.3.6An assignment of all unexpired, transferable warranties and guarantees then in effect, if any, with respect to the Improvements or any repairs or renovations to such Improvements and Personal Property being conveyed hereunder, which assignment is in the form attached hereto as Exhibit 9.3.6.

8.3.7Seller shall deliver to Purchaser at Closing, or within a reasonable time after Closing, the originals of all Leases (to the extent in Seller’s possession, otherwise copies) and, to the extent available, Contracts and building plans and specifications relating to the Property which are in Seller’s possession as well as keys or key codes in Seller’s possession for the Property.  All other books and records requested by Purchaser will be provided at Seller’s sole discretion and at Purchaser’s sole cost.  These materials may be delivered at the Property.

8.3.8A certificate pursuant to the Foreign Investment and Real Property Tax Act in the form attached hereto as Exhibit 9.3.8.

8.3.9An Affidavit of Property Value (which may be executed and acknowledged by Escrow Agent if instructed by Seller).

8.3.10The Closing Statement (prepared by the Title Company).

8.3.11.  An owner’s affidavit in the form reasonably acceptable to the Title Company.

8.4Purchaser’s Deliveries.  At Closing, Purchaser shall (i) pay Seller the Purchase Price through the Escrow Agent and provide any instruments required by the Title Company from a purchaser of real property; and (ii) execute and deliver the agreements referred to in Sections 9.3.3(iv) and 9.3.4(ii), an Affidavit of Property Value (which may be executed and acknowledged by Escrow Agent if instructed by Purchaser), and the Closing Statement.

8.5Mutual Obligations.  Seller and Purchaser shall each deposit such other instruments as are reasonably required (i) to confirm their respective authority to close this transaction, (ii) by Escrow Agent, or (iii) otherwise to consummate the sale and acquisition of the Property in accordance with the terms hereof (provided that in no event shall any such documents increase the liability of Purchaser or Seller).  Seller and Purchaser hereby designate Escrow Agent as the “Reporting Person” for the transaction pursuant to Section 6045(e) of the Internal Revenue Code and the regulations promulgated thereunder and agree to execute such documentation as is reasonably necessary to effectuate such designation.

8.6Possession.  Purchaser shall be entitled to possession of the Property upon conclusion of the Closing, subject to the rights of tenants and other occupants and matters of record.

8.7Insurance.  Seller shall terminate its policies of insurance as of noon on the Date of Closing and Purchaser shall be responsible for obtaining its own insurance thereafter.

8.8Utility Service and Deposits.  To the extent any utility account is in Seller’s name, Seller shall be entitled to the return of any deposit(s) and/or bond(s) posted by it or its predecessor with any utility company and Purchaser shall notify each utility company serving the Property to terminate any Seller account, effective at noon on the Date of Closing, such notice to be in the form of Exhibit 9.8 attached hereto, at Purchaser’s cost.

8.9Notice Letters.  At Closing, Seller shall provide to Purchaser executed copies of letters to tenants and to service, maintenance, supply and other contractors serving the Property, whose Leases and Contracts (respectively) were assigned to Purchaser at Closing, advising them of the sale of the Property to Purchaser, and directing to Purchaser all rents and bills for the services and supplies, respectively, provided to the Property on and after the Date of Closing.  Such letters shall be in the form of Exhibit 9.9 attached hereto, and Purchaser shall be responsible for sending out such letters.

9.Breach; Default; Failure of Condition.  [information removed]

10.Miscellaneous.

10.1Entire Agreement.  This Agreement, together with the Exhibits attached hereto, all of which are incorporated by reference, constitutes the entire agreement between the parties with respect to the sale of the Property, and no alteration, modification or interpretation hereof shall be binding unless in writing and signed by both parties.  The parties are not bound by any agreements, understandings, provisions, conditions, representations or warranties (whether written or oral and whether made by Seller or any agent, employee or principal of Seller or any other party) other than as are expressly set forth and stipulated in this Agreement.

10.2Severability.  If any provision of this Agreement or application to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid and unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstances, other than those as to which it is so determined invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the fullest extent permitted by law.

10.3Applicable Law.  This Agreement shall be construed and enforced in accordance with the laws of the State of Arizona without regard to conflict of law principles.

10.4Assignability.  Purchaser shall not (and shall not have the right to) assign this Agreement without first obtaining Seller’s written consent; provided however, that Purchaser may, without Seller’s consent, but with no less than five (5) business days written notice to Seller which notice will include the name and signature block of such assignee and the names of all principals and entities owning twenty-five percent (25%) or more of such assignee, assign this Agreement to an “Affiliate” of Purchaser or designate an “Affiliate” to take title, to the Property at Closing.  Affiliate means any entity that is owned and controlled by an entity of which the general partners, managers or voting members are at least fifty-one (51%) percent owned by Purchaser.  Any assignment in contravention of this provision shall be void.  No assignment, whether or not permitted, shall release the Purchaser herein named from any obligation or liability under this Agreement.  The Purchaser and any permitted assignee shall be jointly and severally liable for all such obligations and liabilities. Any permitted assignee shall be deemed to have made any and all representations and warranties made by Purchaser hereunder, as if the assignee were the original signatory hereto.

If Purchaser requests Seller’s consent to an assignment of this Agreement, Purchaser shall (i) notify Seller in writing of the proposed assignment; (ii) provide Seller with the name, address and signature block of the proposed assignee; (iii) provide Seller with financial information, including current financial statements, for the proposed assignee; and (iv) provide Seller with a copy of the proposed instrument of assignment.

Any transfer or assignment of any membership or other beneficial interest of Purchaser in excess of forty-nine percent (49%) shall be deemed an assignment within the meaning of this Section 11.4.

10.5Successors Bound.  This Agreement shall be binding upon and inure to the benefit of Purchaser and Seller and their respective successors and permitted assigns.

10.6Captions.  The captions in this Agreement are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this Agreement or the scope or content of any of its provisions.

10.7Attorneys’ Fees.  In the event of any litigation arising out of this Agreement, the prevailing party shall be entitled to recover from the other party reasonable attorneys’ and paralegals’ fees and costs actually incurred, whether incurred out of court, at trial, on appeal or in any bankruptcy, arbitration or administrative proceedings.

10.8No Relationship.  Nothing contained in this Agreement shall be construed to create a fiduciary, partnership, joint venture, principal/agent or other relationship between the parties or their successors or assigns, and the parties owe no duty to each other except as expressly stated in this Agreement.

10.9Time of Essence.  Time is of the essence for all purposes of this Agreement.

10.10Counterparts.  This Agreement may be executed and delivered in any number of counterparts, each of which so executed and delivered shall be deemed to be an original and all of which shall constitute one and the same instrument. Each counterpart may be delivered by electronic mail or facsimile transmission provided that a signed original is provided promptly. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto.

10.11Recordation.  Neither this Agreement nor any memorandum or notice hereof shall be recorded.  Purchaser shall (i) not, and hereby waives its rights to, file any notice of lis pendens or other form of notice of pendency or other instrument against the Property or any portion thereof in connection herewith and (ii) indemnify Seller against all liabilities (including reasonable attorneys’ fees, expenses and disbursements) incurred by Seller by reason of the filing by Purchaser or its agent of any such memorandum, notice or other instrument.  If Purchaser fails to comply with the terms hereof by recording or attempting to record this Agreement or a notice thereof, such act shall not operate to bind or cloud the title to the Property.  Seller shall, nevertheless, have the right forthwith to institute appropriate legal proceedings to have the same removed from record.  If Purchaser or any agent, broker or counsel acting for Purchaser shall cause or permit this Agreement or a copy thereof to be filed in an office or place of public record, Seller, at its option, and in addition to Seller’s other rights and remedies, may treat such act as a default of this Agreement on the part of the Purchaser.  However, the filing of this Agreement in any lawsuit or other proceedings in which such document is relevant or material shall not be deemed to be a violation of this Section 11.11.

In the event that either party records this Agreement or any memorandum or notice thereof, such party shall be in breach of this Agreement and the non-breaching party shall be entitled to pursue any and all remedies pursuant to this Agreement or as otherwise provided by law.

10.12Proper Execution.  The submission by Seller to Purchaser of this Agreement in unsigned form shall be deemed to be a submission solely for Purchaser’s consideration and not for acceptance and execution.  Such submission shall have no binding force and effect, shall not constitute an option, and shall not confer any rights upon Purchaser or impose any obligations upon Seller irrespective of any reliance thereon, change of position or partial performance.  The submission by Seller of this Agreement for execution by Purchaser and the actual execution and delivery thereof by Purchaser to Seller shall similarly have no binding force and effect on Seller unless and until Seller shall have executed this Agreement.  Signatures of this Agreement transmitted by facsimile or via electronic mail (*.pdf or similar file types) shall be valid and effective to bind the party so signing.  Each party agrees to promptly deliver an execution original to this Agreement, any amendment thereto, or any notice sent via facsimile or via electronic mail with its actual signature to the other party, but a failure to do so shall not affect the enforceability of this Agreement, amendment or notice, it being expressly agreed that each party to this Agreement shall be bound by its own telecopied or electronically mailed signature in all instances and shall accept the telecopied or electronically mailed signature of the other party to this agreement.

10.13Tax Protest.  If, as a result of any tax protest or otherwise, any refund or reduction of any real property or other tax or assessment relating to the Property during the period for which, under the terms of this Agreement, Seller is responsible, Seller shall be entitled to receive or retain such refund or the benefit of such reduction, less amounts to which any tenants under the Leases are entitled, and less equitable prorated costs of collection.  In the event Seller receives any tax refund which includes a refund of real property taxes or assessments attributable to the Property for any period on or after the Closing Date, Seller agrees to promptly pay the amounts attributable to the period from and after the Closing Date to Purchaser after deducting that portion required to be refunded or allocated to tenants for that period according to the terms of their leases.

10.14Best Knowledge; Received Written Notice.  Whenever a representation, warranty or other statement is made in this Agreement or in any document or instrument to be delivered at Closing pursuant to this Agreement, on the basis of the best of knowledge of Seller, or is qualified by Seller having received written notice, such representation, warranty or other statement is made with the exclusion of any facts disclosed to or otherwise known by Purchaser, and is made solely on the basis of the current, conscious, and actual, as distinguished from implied, imputed and constructive, knowledge on the date that such representation or warranty is made, without inquiry or investigation or duty thereof, of Scott Mullen who is the officer at UBS Realty and Edward Reading who is the officer at Vestar with the most knowledge about the operation of the Property, without attribution to such specific officers of facts and matters otherwise within the personal knowledge of any other officers or employees of Seller or third parties, including but not limited to tenants and property managers of the Property, and excluding, whether or not actually known by such specific officers, any matter known to Purchaser or its agents at the time of Closing.  So qualifying Seller’s knowledge shall in no event give rise to any personal liability on the part of Scott Mullen and Edward Reading or any other officer or employee of any Seller Party.

10.15Survival and Limitation of Representations and Warranties.

[information removed]

10.16[Intentionally Omitted]

10.17[Intentionally Omitted]

10.18No Personal Liability.  Any liability for participation in this transaction shall remain with Purchaser and Seller only and in no event shall there be any personal liability on the part of any officer, manager or employee of the parties, their partners or their constituent members or entities.  This provision shall survive Closing or any termination of this Agreement.

10.19Date of Agreement.  All references to the date of this Agreement mean the date upon which both Seller and Purchaser have executed this Agreement.

10.20Date of Performance.  If the date of performance of any obligation or the expiration of any time period provided herein should fall on a Saturday, Sunday or legal holiday, then said obligation shall be due and owing, and said time period shall expire, on the first day thereafter which is not a Saturday, Sunday or legal holiday.  Any reference in this Agreement to a “business day” shall mean any day of the week other than a Saturday, Sunday or legal holiday.  Except as may otherwise be set forth herein, any performance provided for herein shall be timely made if completed not later than 5:00 p.m. (Arizona Time) on the day of performance.

10.21Waiver.  Excuse or waiver of the performance by the other party of any obligation under this Agreement shall only be effective if evidenced by a written statement signed by the party so excusing or waiving.  No delay in exercising any right or remedy shall constitute a waiver thereof, and no waiver by Seller or Purchaser of the breach of any covenant of this Agreement shall be construed as a waiver of any preceding or succeeding breach of the same or any other covenant or condition of this Agreement.  All of the provisions of this Section 11 shall survive the Closing, or in the event that the Closing does not occur, any termination or cancellation of this Agreement.

10.22Interpretation.  This Agreement is the result of negotiations between the parties who are experienced in sophisticated and complex matters similar to the transaction contemplated by this Agreement and is entered into by both parties in reliance upon the economic and legal bargains contained herein and shall be interpreted and construed in a fair and impartial manner without regard to such factors as the party which prepared the Agreement, the relative bargaining powers of the parties or the domicile of any party.  Seller and Purchaser are each represented by legal counsel competent of advising them of their obligations and liabilities hereunder.  The presentation and negotiation of this Agreement shall not be construed as any offer by Seller to sell, or any offer by Purchaser to purchase, the Property or obligate either party unless and until this Agreement has been duly executed and delivered to both parties.

10.23Public Disclosure.  [information removed]

10.24Governmental Approvals.  Nothing in this Agreement shall be construed as authorizing Purchaser to apply for a zoning change, variance, subdivision map, lot line adjustment, or other discretionary governmental act, approval or permit with respect to the Property prior to Closing, and Purchaser shall not do so without the prior written approval of Seller, which approval may be withheld in Seller’s sole and absolute discretion.  Purchaser also agrees not to submit any reports, studies or other documents, including without limitation, plans and specifications, impact statements for water, sewage, drainage or traffic, environmental review forms, or energy conservation checklists to any governmental agency, or any amendment or modification to any such instruments or documents prior to Closing, unless first approved in writing by Seller, which approval Seller may withhold in its sole, absolute discretion, provided, however, that Purchaser shall have the right without the consent of Seller to request a zoning confirmation letter or certificate from the City of Chandler as noted above in Section 2.3(d).  Purchaser’s obligation to purchase the Property shall not be subject to or conditioned upon Purchaser obtaining any variance(s), zoning amendment, subdivision map, lot line adjustment or other discretionary governmental act, approval or permit.

10.25Purchaser Not a Successor of Seller.  Purchaser is not and shall not be deemed to be a successor to Seller.  Purchaser is acquiring only the Property and not an ongoing business enterprise.

10.26Termination.  Upon termination of this Agreement in accordance with its terms (and not as a result of a default by either party), neither party shall have any further rights or obligations or liabilities, except those rights and obligations arising under any sections of this Agreement which expressly survive termination of this Agreement.  It is hereby agreed that, in addition to express statements of survivability, all references in this Agreement to Seller’s or Escrow Agent’s obligation to return the Deposit to Purchaser (or to deliver same to Seller, if applicable) shall survive the termination of this Agreement.

10.27Construction.  As used herein, the words “include”, “including”, and similar terms shall be construed as if followed by the phrase “without limitation”.

10.28No Third Party Beneficiary.  This Agreement is not intended to give or confer any benefits, rights, privileges, claims, actions, or remedies to any person or entity as a third party beneficiary.

10.29Copy and Electronic Signature.  Counterparts of this Agreement may be delivered via facsimile, electronic mail (including pdf or any electronic signature process complying with the U.S. federal ESIGN Act of 2000) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.  Electronic signatures shall be deemed original signatures for purposes of this Agreement and all matters related thereto, with such electronic signatures having the same legal effect as original signatures.

10.301031 Exchange.  Seller acknowledges that Purchaser may be acquiring the Property as part of a multi-property transaction attempting to qualify as a tax-free exchange (“1031 Exchange”) under Section 1031 of the Internal Revenue Code.

Seller shall, to the extent provided below, cooperate with Purchaser’s reasonable request to allow Purchaser to attempt to qualify for the 1031 Exchange; provided, however, that Seller’s obligation to cooperate with Purchaser shall be limited and conditioned as follows:  (i) Seller shall receive written notice from Purchaser at least seven (7)  business days prior to the Date of Closing of Purchaser’s intent to effect the 1031 Exchange, which notice shall identify the parties involved in such 1031 Exchange and shall be accompanied by all documents for which Seller’s signature will be required; (ii) Purchaser shall effectuate the 1031 Exchange through an assignment of its rights under this Agreement to a qualified intermediary; (iii) Seller shall not be required to execute any further documents or instruments beyond a simple consent to an assignment by Purchaser of its rights under this Agreement to the qualified intermediary identified by Purchaser; provided, however, that in no event shall Seller be required to execute any document or instrument which, in Seller’s sole discretion and judgment, may (A) subject Seller to any additional liability or obligation to Purchaser or any other individual, entity or governmental agency; (B) diminish or impair Purchaser’s obligations or Seller’s rights under the Agreement; or (C) may delay the Closing; (iv) Purchaser shall pay for any and all additional costs and expenses (including attorneys’ fees) incurred by Seller in connection with accommodating the 1031 Exchange and Seller shall be entitled to a credit at Closing to reimburse Seller for such costs and expenses; (v) the 1031 Exchange shall not be structured to require (A) Seller to convey the Property to any third party or (B) Seller to take title to or accept a security interest in any other property; (vi) Purchaser shall not assign or transfer any of Purchaser’s rights under this Agreement except as provided under Section 11.4 and in this Section 11.31; (vii) Purchaser shall not be relieved of any of its obligations under this Agreement by reason of the 1031 Exchange; (viii) Seller makes no representation or warranty concerning the 1031 Exchange; and (ix) Purchaser agrees to indemnify, defend, and hold Seller, Seller’s officers, directors, shareholders, beneficiaries, members, partners, agents, employees and attorneys, and their respective successors and assigns (each, an “Indemnified Party”) harmless from and against any claims, costs, damages, expenses (including, but not limited to, attorneys’ fees and costs), liabilities and losses incurred by, claimed against or suffered by any Indemnified Party arising in connection with the 1031 Exchange.  The foregoing indemnity shall survive the Closing or any termination of this Agreement.  Purchaser’s failure to effectuate any intended 1031 Exchange shall not relieve Purchaser from its obligations to consummate the purchase and sale transaction contemplated by this Agreement and the consummation of the 1031 Exchange shall not be a condition precedent to Purchaser’s obligations under this Agreement.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, Purchaser and Seller have executed and delivered this Agreement as of the date set forth above.

SELLER:VESTAR CTC CHANDLER, L.L.C.,
an Arizona limited liability company

By:Vestar Arizona XXXVII, L.L.C.,

an Arizona limited liability company,
member

By:/s/ Edward J. Reading
Name:Edward J. Reading
Title:  Manager

By:Crossroads Towne Center Chandler I Investors LLC,
a Delaware limited liability company,
member

By:Southwest Shopping Center Portfolio Investors LLC, its sole member

By:TPF Equity REIT Operating Partnership LP, its sole member

By: TPF Equity REIT Operating Partnership GP LLC, its general partner

         By:/s/ William P. Robertson
      Name:William P. Robertson
      Title:Executive Director

     By:/s/ Kevin M. Dowd
      Name:Kevin M. Dowd
      Title:Executive Director

VESTAR CTC CHANDLER PHASE 2, L.L.C.,
an Arizona limited liability company

By:Vestar Arizona LVI, L.L.C.,

an Arizona limited liability company,
member

By:/s/ Edward J. Reading
Name:Edward J. Reading
Title:  Manager

By:Crossroads Towne Center Chandler II Investors LLC,
a Delaware limited liability company,
member

By:Southwest Shopping Center Portfolio Investors LLC, its sole member

By:TPF Equity REIT Operating Partnership LP, its sole member

By: TPF Equity REIT Operating Partnership GP LLC, its general partner

         By:/s/ William P. Robertson
      Name:William P. Robertson
      Title:Executive Director

     By:/s/ Kevin M. Dowd
      Name:Kevin M. Dowd
      Title:Executive Director

PURCHASER:CONSOLIDATED-TOMOKA LAND CO.,
a Florida corporation

By: /s/ Steven R. Greathouse
Printed name: Steven R. Greathouse
Its: SVP - Investments

A fully executed copy of this Agreement, has been received by the Title Company this _____ day of ____________, 2019, and by execution hereof the Title Company hereby covenants and agrees to be bound by the terms of this Agreement.

FIRST AMERICAN TITLE INSURANCE COMPANY

By:
Printed name:
Its:

List of Exhibits

Exhibit 1.1.1.A Exhibit 1.1.1.B	Legal Description of Seller I Land Legal Description of Seller II Land
Exhibit 1.1.3	Inventory of Personal Property
Exhibit 1.1.6.A Exhibit 1.1.6.B	Schedule of Leases and Security Deposits – Seller I Schedule of Leases and Security Deposits – Seller II
Exhibit 3.1.2	Insurance Requirements
Exhibit 3.3	Schedule of Contracts and Equipment Leases
Exhibit 3.4	Form of Tenant Estoppel Certificate
Exhibit 4.4	Existing Leases for Which Purchaser is Responsible for Build-Out Costs and Commissions
Exhibit 9.3.1	Form of Special Warranty Deed
Exhibit 9.3.2	Form of Bill of Sale
Exhibit 9.3.3	Form of Assignment and Assumption of Leases
Exhibit 9.3.4	Form of Assignment and Assumption of Contracts
Exhibit 9.3.5	Form of Property Name Assignment
Exhibit 9.3.6	Form of Assignment of Warranties and Guarantees
Exhibit 9.3.8	Form of FIRPTA Certificate
Exhibit 9.8	Form of Notice to Utility Company
Exhibit 9.9	Notice to Tenants

EXHIBIT 1.1.1.A

LEGAL DESCRIPTION of SELLER I land

Exhibit 1.1.1.A

EXHIBIT 1.1.1.B

LEGAL DESCRIPTION of SELLER II lanD

Exhibit 1.1.1.B

EXHIBIT 1.1.3

INVENTORY OF PERSONAL PROPERTY

Any and all personal property, machinery, apparatus, and equipment owned by the Seller, and used in the operation, repair and maintenance of the Land and Improvements and located at the Property as of the Date of Closing.

[information removed]

Exhibit 1.1.3

EXHIBIT 1.1.6.A

SCHEDULE OF LEASES AND SECURITY DEPOSITS – SELLER I

[information removed]	Date

Exhibit 1.1.6A-1

EXHIBIT 1.1.6.B

SCHEDULE OF LEASES AND SECURITY DEPOSITS – SELLER II

[information removed]	Date

Exhibit 1.1.6.B-1

EXHIBIT 3.1.2

INSURANCE REQUIREMENTS

I.Before making any physical or environmental inspections of the Property (the “Assessments”), Purchaser and all Purchaser’s consultants, engineers and any environmental consultant and any subcontractor thereof (and any other agent, contractor or consultant of Purchaser performing Assessment activities) shall have and maintain in forms and with companies reasonably acceptable to Seller at least the following insurance coverage:

A.Environmental Legal Liability Insurance

If and only if the Seller approves an invasive testing of the Property, Purchaser and any environmental consultant of the Purchaser shall maintain a policy of environmental legal liability insurance, having minimum limits of Five Million Dollars ($5,000,000) per occurrence (or Each Pollution Incident Loss) with a Five Million Dollar ($5,000,000) Policy aggregate, written on a claims-made or occurrence basis, with a deductible no greater than One Hundred Thousand Dollars ($100,000) per occurrence.  Consultant shall maintain claims-made coverage in the above liability limits for at least two (2) years after contract completion under the same terms and conditions.  Notwithstanding the foregoing, in the event Purchaser wishes to conduct a phase II environmental assessment or any intrusive  testing (without implying any consent to any such testing), additional or increased coverage may be required.

B.Workers’ Compensation and Employers’ Liability

1.Statutory requirement in states where operating, to include all areas involved in operations covered under this Agreement.

2.Coverage “B” – Employers’ Liability - $100,000 Bodily Injury by accident – each accident; $100,000 Bodily Injury by disease – each employee; $500,000 disease policy limit.

C.General Liability Insurance

1.Standard Commercial General Liability policy form on an occurrence basis including Premises/Operations Liability, Broad Form Contractual Liability, Blanket Owner’s and Contractors Liability and Products/Completed Operations Liability and the explosion, collapse and underground (xcu) exclusions eliminated.

2.Limits of Liability: One Million Dollars ($1,000,000) Per Occurrence and Two Million Dollars ($2,000,000) Products Completed Operations and General Aggregates.

Exhibit 3.1.2-1

D.Automobile Liability Insurance

1.Comprehensive Automobile form, including all Owned, Non-Owned and Hired Vehicles.

2.Limits of Liability: Bodily Injury, $1,000,000 each person, $1,000,000 any one accident or loss.

3.The policy shall include Insurance Services Office policy endorsement Form MCS-90 or a similar endorsement providing coverage for environmental claims should there be any transportation of pollutants.

E.Umbrella Liability

Minimum amount of Five Million Dollars ($5,000,000) each occurrence and general aggregate, providing excess coverage on a following form basis over the coverage required by Subsections A., B. (except for Worker’s Compensation), C. and D.  However, any of Purchaser’s consultants, engineers and any environmental consultant and any subcontractor thereof (and any other agent, contractor or consultant of Purchaser performing Assessment activities) shall not be required to maintain the Umbrella Liability insurance required herein.

II.Additional Requirements

A.Except where prohibited by law, all insurance policies except the Environmental Legal Liability Policy, shall provide that the insurance companies waive the rights of recovery or subrogation against the Seller, its agents, servants, invitees, employees, affiliated companies, contractors, subcontractors, and their insurers.

B.Such insurance shall not be subject to cancellation except upon thirty (30) days prior written notice to Seller.

C.All insurance required hereunder shall be with such insurance companies as are reasonably satisfactory and acceptable to Seller.  Prior to commencement of the Assessment, Purchaser shall deliver to Seller for its inspection all insurance certificates for coverage required hereunder or such other evidence of compliance with the foregoing insurance requirements as is required by, and satisfactory and acceptable to, Seller.

D.Seller and any parent, subsidiaries, affiliates, investment advisors, property managers or designees identified by Seller in writing to Purchaser shall be named as additional insured under the General Liability, Automobile Liability and Umbrella Liability insurance policies required to be maintained by Purchaser’s consultants and/or any subcontractor thereof.

E.All Insurance coverage maintained by Purchaser and Purchaser’s consultants and any subcontractor thereof shall be primary and not contributing with any insurance maintained by Seller.

Exhibit 3.1.2-2

EXHIBIT 3.3

SCHEDULE OF CONTRACTS AND EQUIPMENT LEASES

[information removed]	Date

Exhibit 3.3-1

EXHIBIT 3.4

FORM OF TENANT ESTOPPEL CERTIFICATE

(Insert trade name of tenant)

To:[Insert Name and Address of Purchaser]

and[Insert Name of Seller]

10 State House Square, 15th Floor

Hartford, CT 06103-3604

Re:[Insert Property Address and Tenant Suite Number]

The undersigned, __________________________, a _____________ (“Tenant”), is the Tenant under that certain Lease dated _______________, executed by Tenant and ____________________________(“Landlord”), [as amended by ____________________]  ([as amended, collectively,] the “Lease”).  Pursuant to the Lease, Tenant leases a portion of that certain property located at __________________________________, ___________, ___________ (the “Leased Premises”), and more particularly described in the Lease (the “Property”).

Tenant hereby certifies as follows:

1.  The Lease is in full force and effect and has not been modified, supplemented or amended, except as set forth in the introductory paragraph hereof.

2.  Tenant is in actual occupancy of the Premises under the Lease and Tenant has accepted the same.  Landlord has performed all obligations under the Lease to be performed by Landlord, including, without limitation, completion of all tenant work required under the Lease and the making of any required payments or contributions therefor.  Tenant is not entitled to any further payment or credit for tenant work.

3.  The current term of the Lease shall expire on ______________.  Tenant has the following rights to renew or extend the term of the Lease or to expand the Premises: ____________________________________.

4.  Tenant has not paid any rentals or other payments more than one (1) month in advance except as follows: _________________________ .

5.  Base rent payable under the Lease is ____________.  Base rent (“Base Rent”) and Tenant’s additional rent (“Additional Rent”) have been paid through _________.  There currently exists no claims, defenses, rights of set-off or abatement to or against the obligations of Tenant to pay Base Rent or Additional Rent or relating to any other term, covenant or condition under the Lease.

6.  There are no concessions, bonuses, free months’ rent, rebates or other matters affecting the rentals except as follows: .

Exhibit 3.4-1

7.  No security or other deposit has been paid with respect to the Lease except as follows: __________________________________________

8.  To Tenant’s knowledge, Landlord is not currently in default under the Lease and there are no events or conditions existing which, with or without notice or the lapse of time, or both, could constitute a default of the Landlord under the Lease or entitle Tenant to offsets or defenses against the prompt payment of rent except as follows: ____________________.  Tenant is not in default under any of the terms and conditions of the lease nor is there now any fact or condition which, with notice or lapse of time or both, will become such a default.

9.  Tenant has not assigned, transferred, mortgaged or otherwise encumbered its interest under the lease, nor subleased any of the Premises nor permitted any person or entity to use the Premises except as follows:  _________________________________.

10.  Tenant has no rights of first refusal or options to purchase the property of which the Premises is a part.

11.Tenant is not the subject of any bankruptcy or other insolvency proceeding or action.

12.  The Lease represents the entire agreement between the parties with respect to Tenant’s right to use and occupy the Premises.

Tenant acknowledges that the parties to whom this certificate is addressed and their respective successors and assigns will be relying upon this certificate in connection with their acquisition and/or financing of the Property.

IN WITNESS WHEREOF, Tenant has caused this certificate to be executed this _____ day of ____________, 202__.

“TENANT”

By:

Name:

Title:

Exhibit 3.4-2

EXHIBIT 4.4

LEASES FOR WHICH PURCHASER IS RESPONSIBLE FOR BUILD-OUT COSTS, LEASING COMMISSIONS AND ALL THIRD-PARTY COSTS

[information removed]	Date

Exhibit 4.4

EXHIBIT 5.1.5

SCHEDULE OF PENDING OR THREATENED CLAIMS

None

Exhibit 5.1.5

EXHIBIT 9.3.1

SPECIAL WARRANTY DEED

RECORDING REQUESTED BY

AND WHEN RECORDED MAIL TO:

Attention:

MAIL TAX STATEMENTS TO:

SPECIAL WARRANTY DEED

FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, [VESTAR CTC CHANDLER, L.L.C.][VESTAR CTC CHANDLER PHASE 2, L.L.C.], an Arizona limited liability company (“Grantor”), hereby grants and conveys to CONSOLIDATED-TOMOKA LAND CO., a Florida corporation (“Grantee”), certain land located in  Maricopa County, Arizona, and being more particularly described in Exhibit A attached hereto and incorporated herein by reference, together with all improvements located on such land and all right, title and interest, if any, of Grantor in and to all rights, privileges and appurtenances pertaining thereto (such land, improvements and other rights being collectively referred to as the “Property”).

SUBJECT TO:  Taxes and assessments which are not yet due or payable; patent reservations; all covenants, conditions, restrictions, reservations, easements, declarations, encumbrances, liens, obligations and liabilities or other matters recorded in the Official Records of Maricopa County, Arizona (the “Records”) or to which reference is made in the records; any and all conditions, easements, encroachments, rights of way or restrictions which a physical inspection, or accurate ALTA/NSPS survey of the Property would reveal; and the applicable municipal, county, state or federal zoning and use regulations.

AND GRANTOR hereby binds itself and its successors to warrant and defend the title to the Property against all of the acts of Grantor and none other, subject to the matters set forth above.

Exhibit 9.3.1-1

EXECUTED as of the ____ day of __________, 2020.

GRANTOR:[VESTAR CTC CHANDLER, L.L.C.,
an Arizona limited liability company

By:Vestar Arizona XXXVII, L.L.C.,

an Arizona limited liability company,
member

By:
Name:
Title:  Manager

By:Crossroads Towne Center Chandler I Investors LLC,
a Delaware limited liability company,
member

By:Southwest Shopping Center Portfolio Investors LLC, its sole member

By:TPF Equity REIT Operating Partnership LP, its sole member

By: TPF Equity REIT Operating Partnership GP LLC, its general partner

By:
Name:
Title:]

Exhibit 9.3.1-2

[VESTAR CTC CHANDLER PHASE 2, L.L.C.,

an Arizona limited liability company

By:Vestar Arizona LVI, L.L.C.,

an Arizona limited liability company,
member

By:
Name:
Title:  Manager

By:Crossroads Towne Center Chandler II Investors LLC,
a Delaware limited liability company,
member

By:Southwest Shopping Center Portfolio Investors LLC, its sole member

By:TPF Equity REIT Operating Partnership LP, its sole member

By: TPF Equity REIT Operating Partnership GP LLC, its general partner

   By:
Name:
Title:]

Exhibit 9.3.1-3

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF  )

) §

County of )

On ______________, 2020, before me, ________________________________, a Notary Public, personally appeared ___________________________________ who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of __________ that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

________________________________

Signature of Notary

(Affix seal here)

Exhibit 9.3.1-4

STATE OF CONNECTICUT)

)  ss

COUNTY OF HARTFORD)

On this _____ day of ____________, 2020, before me personally appeared ________________ who acknowledged himself/herself to be the _________________ of TPF Equity REIT Operating Partnership GP LLC, the general partner of TPF Equity REIT Operating Partnership LP, sole member of Southwest Shopping Center Portfolio Investors LLC, sole member of [Crossroads Towne Center Chandler I Investors LLC, a Delaware limited liability company][Crossroads Towne Center Chandler II Investors LLC, a Delaware limited liability company], and that he/she, being authorized so to do, executed the foregoing instrument for the purposes therein contained as his/her and its free act and deed, by signing the name of the limited liability company by himself/herself as ________________.

IN WITNESS WHEREOF, I have hereunto set my hand.

Notary Public

My Commission Expires:

Printed Name of Notary:

[NOTARY SEAL

STATE OF CONNECTICUT)

)  ss

COUNTY OF HARTFORD)

On this _____ day of ____________, 2020, before me personally appeared ________________ who acknowledged himself/herself to be the _________________ of TPF Equity REIT Operating Partnership GP LLC, the general partner of TPF Equity REIT Operating Partnership LP, sole member of Southwest Shopping Center Portfolio Investors LLC, sole member of [Crossroads Towne Center Chandler I Investors LLC, a Delaware limited liability company][Crossroads Towne Center Chandler II Investors LLC, a Delaware limited liability company], and that he/she, being authorized so to do, executed the foregoing instrument for the purposes therein contained as his/her and its free act and deed, by signing the name of the limited liability company by himself/herself as ________________.

IN WITNESS WHEREOF, I have hereunto set my hand.

Notary Public

My Commission Expires:

Printed Name of Notary:

[NOTARY SEAL

Exhibit 9.3.1-5

EXHIBIT 9.3.2

BILL OF SALE

For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, [VESTAR CTC CHANDLER, L.L.C.][VESTAR CTC CHANDLER PHASE 2, L.L.C.], an Arizona limited liability company (the “Seller”), hereby transfers and assigns to CONSOLIDATED-TOMOKA LAND CO., a Florida corporation (the “Purchaser”), all of Seller’s right, title and interest, if any, in and to those certain items of personal property described on Exhibit A attached hereto and made a part hereof (the “Personal Property”) relating to the Property located in Chandler, Arizona.

All initially-capitalized terms not defined herein shall have their meaning as set forth in that certain Purchase and Sale and Escrow Agreement (“Purchase Agreement”) dated ________, 202__ between Seller, as seller, and Purchaser, as buyer.

The “Personal Property” expressly excludes the following:  (i) all items of personal property owned by tenants, subtenants, independent contractors, business invitees and utilities;  (ii) all cash on hand, checks, money orders, prepaid postage in postage meters, accounts receivable and claims arising prior to the Closing, and (iii) the Excluded Property.  This Bill of Sale is given by Seller and accepted by Purchaser with no warranties, express or implied, except that Seller is the lawful owner of the Personal Property.

Seller has not made and does not make any express or implied warranty or representation of any kind whatsoever with respect to the Personal Property, including but not limited to:  merchantability of the Personal Property or its fitness for any particular purpose; the design or condition of the Personal Property; the quality or capacity of the Personal Property; workmanship or compliance of the Personal Property with the requirements of any law, rule, specification or contract pertaining thereto; patent infringement or latent defects.  Purchaser accepts the Personal Property on an “AS IS, WHERE IS” basis.

Exhibit 9.3.2

IN WITNESS WHEREOF, Seller has caused this instrument to be executed and delivered as of this ___ day of ____________, 2020.

[VESTAR CTC CHANDLER, L.L.C.,
an Arizona limited liability company

By:Vestar Arizona XXXVII, L.L.C.,

an Arizona limited liability company,
member

By:
Name:
Title:  Manager

By:Crossroads Towne Center Chandler I Investors LLC,
a Delaware limited liability company,
member

By:Southwest Shopping Center Portfolio Investors LLC, its sole member

By:TPF Equity REIT Operating Partnership LP, its sole member

By: TPF Equity REIT Operating Partnership GP LLC, its general partner

   By:
Name:
Title:]

Exhibit 9.3.2

[VESTAR CTC CHANDLER PHASE 2, L.L.C.,

an Arizona limited liability company

By:Vestar Arizona LVI, L.L.C.,

an Arizona limited liability company,
member

By:
Name:
Title:  Manager

By:Crossroads Towne Center Chandler II Investors LLC,
a Delaware limited liability company,
member

By:Southwest Shopping Center Portfolio Investors LLC, its sole member

By:TPF Equity REIT Operating Partnership LP, its sole member

By: TPF Equity REIT Operating Partnership GP LLC, its general partner

By:
Name:
Title:]

Exhibit 9.3.2

EXHIBIT 9.3.3

ASSIGNMENT AND ASSUMPTION OF LEASES

For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, [VESTAR CTC CHANDLER, L.L.C.][VESTAR CTC CHANDLER PHASE 2, L.L.C.], an Arizona limited liability company (the “Assignor”), hereby assigns, transfers and delegates to CONSOLIDATED-TOMOKA LAND CO., a Florida corporation (the “Assignee”), and Assignee hereby agrees to assume and accept the assignment and delegation of all of Assignor’s right, title and interest [except for Assignor’s right to collect delinquent rent] in and to the Landlord’s rights and obligations under the leases and the security deposits relating to the Property and more particularly described on Exhibit A attached hereto.  The leases and security deposits (“Leases”) are listed on Exhibit B attached hereto.

All initially-capitalized terms not defined herein shall have their meaning as set forth in that certain Purchase and Sale and Escrow Agreement dated __________, 2019, between Assignor, as seller, and Assignee, as buyer (the “Purchase Agreement”).

By accepting this Assignment and by its execution hereof, Assignee assumes the payment and performance of, and agrees to pay, perform and discharge, all the debts, duties and obligations to be paid, performed or discharged from and after the date hereof, by the “landlord” or the “lessor” under the terms, covenants and conditions of the Leases, including, without limitation, brokerage commissions and compliance with the terms of the Leases relating to tenant improvements and security deposits.

If any litigation between Assignor and Assignee arises out of the obligations of the parties under this Assignment or concerning the meaning or interpretation of any provision contained herein, the non-prevailing party shall pay the prevailing party’s costs and expenses of such litigation including, without limitation, reasonable attorneys’ fees.

This Agreement may be executed and delivered in any number of counterparts, each of which so executed and delivered shall be deemed to be an original and all of which shall constitute one and the same instrument.

This Agreement is made subject, subordinate and inferior to the easements, covenants and other matters and exceptions set forth on Exhibit C (the “Permitted Exceptions”), attached hereto and made a part hereof for all purposes.

Exhibit 9.3.3-1

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment effective as of this ____ day of ____________, 2020.

ASSIGNOR:

[VESTAR CTC CHANDLER, L.L.C.,
an Arizona limited liability company

By:Vestar Arizona XXXVII, L.L.C.,

an Arizona limited liability company,
member

By:
Name:
Title:  Manager

By:Crossroads Towne Center Chandler I Investors LLC,
a Delaware limited liability company,
member

By:Southwest Shopping Center Portfolio Investors LLC, its sole member

By:TPF Equity REIT Operating Partnership LP, its sole member

By: TPF Equity REIT Operating Partnership GP LLC, its general partner

By:
Name:
Title:]

Exhibit 9.3.3-2

[VESTAR CTC CHANDLER PHASE 2, L.L.C.,

an Arizona limited liability company

By:Vestar Arizona LVI, L.L.C.,

an Arizona limited liability company,
member

By:
Name:
Title:  Manager

By:Crossroads Towne Center Chandler II Investors LLC,
a Delaware limited liability company,
member

By:Southwest Shopping Center Portfolio Investors LLC, its sole member

By:TPF Equity REIT Operating Partnership LP, its sole member

By: TPF Equity REIT Operating Partnership GP LLC, its general partner

By:
Name:
Title:]

ASSIGNEE:CONSOLIDATED-TOMOKA LAND CO.,
a Florida corporation

By:
Printed name:

Its:

Exhibit 9.3.3-3

EXHIBIT 9.3.4

ASSIGNMENT AND ASSUMPTION OF CONTRACTS

In consideration of One Dollar and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, [VESTAR CTC CHANDLER, L.L.C.][VESTAR CTC CHANDLER PHASE 2, L.L.C.], an Arizona limited liability company (the “Assignor”), hereby assigns to and delegates CONSOLIDATED-TOMOKA LAND CO., a Florida corporation (the “Assignee”), with an office and place of business at ____________________________ and Assignee hereby assumes and accepts the assignment and delegation of all of Assignor’s right, title and interest in and to the contracts, licenses, agreements and equipment leases (the “Contracts”) described on Exhibit A attached hereto relating to the Property, and Assignee hereby accepts such assignment.

All initially-capitalized terms not defined herein shall have their meaning as set forth in that certain Purchase and Sale and Escrow Agreement dated ________, 202__ between Assignor, as seller, and Assignee, as purchaser (the “Purchase Agreement”).

If any litigation between Assignor and Assignee arises out of the obligations of the parties under this Assignment or concerning the meaning or interpretation of any provision contained herein, the non-prevailing party shall pay the prevailing party’s costs and expenses of such litigation including, without limitation, reasonable attorneys’ fees.

This Agreement may be executed and delivered in any number of counterparts, each of which so executed and delivered shall be deemed to be an original and all of which shall constitute one and the same instrument.

Exhibit 9.3.4-1

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment effective as of this ____ day of ____________, 2020.

ASSIGNOR:

[VESTAR CTC CHANDLER, L.L.C.,
an Arizona limited liability company

By:Vestar Arizona XXXVII, L.L.C.,

an Arizona limited liability company,
member

By:
Name:
Title:  Manager

By:Crossroads Towne Center Chandler I Investors LLC,
a Delaware limited liability company,
member

By:Southwest Shopping Center Portfolio Investors LLC, its sole member

By:TPF Equity REIT Operating Partnership LP, its sole member

By: TPF Equity REIT Operating Partnership GP LLC, its general partner

By:
Name:
Title:]

Exhibit 9.3.4-2

[VESTAR CTC CHANDLER PHASE 2, L.L.C.,

an Arizona limited liability company

By:Vestar Arizona LVI, L.L.C.,

an Arizona limited liability company,
member

By:
Name:
Title:  Manager

By:Crossroads Towne Center Chandler II Investors LLC,
a Delaware limited liability company,
member

By:Southwest Shopping Center Portfolio Investors LLC, its sole member

By:TPF Equity REIT Operating Partnership LP, its sole member

By: TPF Equity REIT Operating Partnership GP LLC, its general partner

By:
Name:
Title:]

ASSIGNEE:CONSOLIDATED-TOMOKA LAND CO.,
a Florida corporation

By:
Printed name:

Its:

Exhibit 9.3.4-3

EXHIBIT 9.3.5

ASSIGNMENT OF PROPERTY NAME

For valuable consideration, the receipt and sufficiency of which is hereby acknowledged [VESTAR CTC CHANDLER, L.L.C.][VESTAR CTC CHANDLER PHASE 2, L.L.C.], an Arizona limited liability company (the “Assignor”), hereby assigns, transfers and sets over unto CONSOLIDATED-TOMOKA LAND CO., a Florida corporation (the “Assignee”), (i) all of Assignor’s right, title and interest, if any, in and to the property names “Crossroads Towne Center – Chandler Phase I” and “Crossroads Towne Center – Chandler Phase II” and (ii) a non-exclusive and irrevocable right to use the name “Crossroads Towne Center”.  Assignor makes no warranty or representation of any kind with respect to its right, title and interest in the property names.

This Assignment of Property Name may be executed and delivered in any number of counterparts, each of which so executed and delivered shall be deemed to be an original and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, Assignor has caused this instrument to be executed as of this ___ day of ________________, 2020.

[VESTAR CTC CHANDLER, L.L.C.,
an Arizona limited liability company

By:Vestar Arizona XXXVII, L.L.C.,

an Arizona limited liability company,
member

By:
Name:
Title:  Manager

By:Crossroads Towne Center Chandler I Investors LLC,
a Delaware limited liability company,
member

By:Southwest Shopping Center Portfolio Investors LLC, its sole member

By:TPF Equity REIT Operating Partnership LP, its sole member

By: TPF Equity REIT Operating Partnership GP LLC, its general partner

Exhibit 9.3.5

By:
Name:
Title:]

Exhibit 9.3.5

[VESTAR CTC CHANDLER PHASE 2, L.L.C.,

an Arizona limited liability company

By:Vestar Arizona LVI, L.L.C.,

an Arizona limited liability company,
member

By:
Name:
Title:  Manager

By:Crossroads Towne Center Chandler II Investors LLC,
a Delaware limited liability company,
member

By:Southwest Shopping Center Portfolio Investors LLC, its sole member

By:TPF Equity REIT Operating Partnership LP, its sole member

By: TPF Equity REIT Operating Partnership GP LLC, its general partner

By:
Name:
Title:]

Exhibit 9.3.5

EXHIBIT 9.3.6

ASSIGNMENT OF WARRANTIES AND GUARANTEES

THIS AGREEMENT is made as of the _____ day of __________, 2020, between [VESTAR CTC CHANDLER, L.L.C.][VESTAR CTC CHANDLER PHASE 2, L.L.C.], an Arizona limited liability company (the “Assignor”), and CONSOLIDATED-TOMOKA LAND CO., a Florida corporation (the “Assignee”).

R E C I T A L S  :

Assignee has this day acquired from Assignor certain interests in land, buildings and improvements more particularly described on Exhibit A attached hereto and made a part hereof (the “Property”).

In consideration of the acquisition of the Property by Assignee and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Assignor hereby assigns, transfers and sets over unto Assignee and Assignee hereby accepts from Assignor all of Assignor’s right, title and interest in and to all transferable warranties and guarantees, if any, with respect to the improvements located on the Property or any repairs or renovations to such improvements and any personal property conveyed to Assignee by Assignor in connection with the Property.

This Agreement may be executed and delivered in any number of counterparts, each of which so executed and delivered shall be deemed to be an original and all of which shall constitute one and the same instrument.

Exhibit 9.3.6

IN WITNESS WHEREOF, Assignor and Assignee have caused this instrument to be executed as of the date above written.

ASSIGNOR:[VESTAR CTC CHANDLER, L.L.C.,
an Arizona limited liability company

By:Vestar Arizona XXXVII, L.L.C.,

an Arizona limited liability company,
member

By:
Name:
Title:  Manager

By:Crossroads Towne Center Chandler I Investors LLC,
a Delaware limited liability company,
member

By:Southwest Shopping Center Portfolio Investors LLC, its sole member

By:TPF Equity REIT Operating Partnership LP, its sole member

By: TPF Equity REIT Operating Partnership GP LLC, its general partner

By:
Name:
Title:]

Exhibit 9.3.6

[VESTAR CTC CHANDLER PHASE 2, L.L.C.,

an Arizona limited liability company

By:Vestar Arizona LVI, L.L.C.,

an Arizona limited liability company,
member

By:
Name:
Title:  Manager

By:Crossroads Towne Center Chandler II Investors LLC,
a Delaware limited liability company,
member

By:Southwest Shopping Center Portfolio Investors LLC, its sole member

By:TPF Equity REIT Operating Partnership LP, its sole member

By: TPF Equity REIT Operating Partnership GP LLC, its general partner

By:
Name:
Title:]

ASSIGNEE:CONSOLIDATED-TOMOKA LAND CO.,

a Florida corporation

By:
Printed name:

Its:

Exhibit 9.3.6

EXHIBIT 9.3.8

CERTIFICATE PURSUANT TO FOREIGN INVESTMENT
AND REAL PROPERTY TAX ACT

_________________________________________________ (“Member”) is the sole owner of ______________________________________, a Delaware limited liability company (“Seller”).  Seller, a disregarded entity for U.S. tax purposes, is the transferor of certain real property more particularly described on Exhibit A attached hereto.

Section 1445 of the Internal Revenue Code of 1986 (the “Code”) provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person.  For U.S. tax purposes (including Section 1445 of the Code), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity.  To inform the transferee that withholding of tax will not be required in connection with the disposition of the Property pursuant to that certain Purchase and Sale and Escrow Agreement between [VESTAR CTC CHANDLER, L.L.C.][VESTAR CTC CHANDLER PHASE 2, L.L.C.], an Arizona limited liability company, as seller, and CONSOLIDATED-TOMOKA LAND CO.,  a Florida corporation (“Purchaser”), the undersigned certifies the following on behalf of Member:

(1)Member is not a foreign corporation, foreign partnership, foreign trust or foreign estate, as those terms are defined in the Code and the regulations promulgated thereunder;

(2)Member is not a disregarded entity as defined in Code §1.1445-2(b)(2)(iii),

(3)Member’s U.S. employer identification number is ____________, and

(4)Member’s address is: c/o UBS Realty Investors LLC,  10 State House Square, 15th Floor,  Hartford, Connecticut 06103-3604.

This Certificate may be disclosed to the Internal Revenue Service and any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalties of perjury I declare that I have examined this Certificate and, to the best of my knowledge and belief, it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Member.

[NAME OF SELLER OR APPROPRIATE LAYER WITHIN SELLER ENTITY STRUCTURE],
a

By:
Printed name:
Its:

Exhibit 9.3.8

EXHIBIT 9.8

NOTICE TO UTILITY COMPANY

, 2020

RE:Crossroads Towne Center - Chandler
SWC Loop 202 & Gilbert Road

You are hereby notified and advised that CONSOLIDATED-TOMOKA LAND CO., a Florida corporation (“Purchaser”) has purchased and acquired from [VESTAR CTC CHANDLER, L.L.C.][VESTAR CTC CHANDLER PHASE 2, L.L.C.], an Arizona limited liability company (“Seller”), all right, title and interest in and to Crossroads Towne Center – Chandler (“Property”).

In accordance with the foregoing, you are hereby notified that all future invoices, bills, correspondence, and notices relating to the Property with respect to accounts currently held in the name of Seller, should be delivered to Purchaser at the following address:  [Fill in Address].

Very truly yours,

[NAME OF PROPERTY MANAGER – all caps]

By:

Name:

Its:

[Property Manager Street Address, City and State]

CONSOLIDATED-TOMOKA LAND CO.,
a Florida corporation

By:

Name:

Its:

[Purchaser Street Address, City and State]

Exhibit 9.8

EXHIBIT 9.9

NOTICE TO TENANTS

_____________, 2020

Re:Notice of Change of Ownership of

Crossroads Towne Center – Chandler, SWC Loop 202 & Gilbert Road

Ladies and Gentlemen:

You are hereby notified as follows:

1.That as of the date hereof, [VESTAR CTC CHANDLER, L.L.C.][VESTAR CTC CHANDLER PHASE 2, L.L.C.], an Arizona limited liability company, has transferred, sold, assigned, and conveyed all of its interest in and to the above-described property, (the “Property”) to CONSOLIDATED-TOMOKA LAND CO., a Florida corporation (the “New Owner”).

2.All notices and rental payments with respect to your leased premises at the Property effective from and after the date hereof should be made to the New Owner in accordance with your lease terms at the following address:

[Name of Property]

[Attention:_______________ (Telephone #: ___________)]

[Street Address]

[City, State & Zip]

3.The New Owner shall be responsible for holding your security deposit in accordance with the terms of your lease.

[REMAINDER OF PAGE INTENTIONALLY BLANK]

Exhibit 9.9

Sincerely,

NAME OF PROPERTY MANAGER

By:

Name:

Its:

CONSOLIDATED-TOMOKA LAND CO.,

a Florida corporation

By:

Name:

Its:

Exhibit 9.9